Transparent Value Trust

Statement of Additional Information

January 31, 2019, as supplemented May 9, 2019

This Statement of Additional Information provides information relating to the following series of Transparent Value Trust (each, a “Fund” and, collectively, the “Funds”) and the respective classes thereof:

Fund	Class A	Class C	Institutional Class	Class P
Guggenheim RBP® Large-Cap Defensive Fund	TVDAX	TVDCX	TVIDX	TVFDX
Guggenheim RBP® Dividend Fund	TVEAX	TVECX	TVEIX	TVEFX
Guggenheim RBP® Large-Cap Market Fund	TVMAX	TVMCX	TVIMX	TVFMX
Guggenheim RBP® Large-Cap Value Fund	TVVAX	TVVCX	TVVIX	TVVFX
Guggenheim Directional Allocation Fund	TVRAX	TVRCX	TVRIX	TVFRX
Guggenheim SMID-Cap Directional Allocation Fund	TVKAX	TVKCX	TVKIX	TVKFX

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Funds’ prospectuses dated January 31, 2019, as may be supplemented from time to time (the “Prospectuses”), and should be read in conjunction with the Prospectuses. The audited financial statements for each Fund's most recent fiscal period and the related report of Ernst & Young LLP, the Funds’ independent registered public accounting firm, contained in the annual report for each Fund, are incorporated herein by reference.

The Prospectuses (and the Funds’ annual and semi-annual reports) may be obtained without charge by writing Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, by calling 301.296.5100 or 800.820.0888 or by visiting www.guggenheiminvestments.com/services/prospectuses-and-reports.

As described herein, the investment manager to each Fund is Guggenheim Partners Investment Management, LLC, 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401.

RBP-SAI-0519x0120	guggenheiminvestments.com

Securities of Regular Broker-Dealers	57
How Net Asset Value Is Determined	57
How to Redeem Shares	58
Receiving Your Redemption Proceeds	58
Telephone Redemptions	58
Redemption In-Kind	58
How to Exchange Shares	60
Exchange by Telephone	60
Dividends and Taxes	61
Tax Considerations	55
Cost Basis Reporting	58
Back-up Withholding	58
Passive Foreign Investment Companies	58
Options, Futures, Forward Contracts and Swap Agreements	58
Market Discount	59
Original Issue Discount	59
Uncertain Tax Treatment	59
Constructive Sales	60
REITs	60
Investment in Taxable Mortgage Pools (Excess Inclusion Income)	60
Foreign Taxation	60
Securities Lending	61
Foreign Currency Transactions	61
Foreign Shareholders	61
Other Taxes	62
Organization	68
Custodian, Transfer Agent and Dividend-Paying Agent	69
Independent Registered Public Accounting Firm	69
Legal Counsel	69
Financial Statements	69
Appendix A:	A-1
Description of Bond Ratings	A-1

GENERAL INFORMATION
Each Fund is a separate series of the Trust, a Delaware statutory trust organized on June 8, 2009. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and commonly known as a “mutual fund.” The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”) and different classes of shares of each series. Each Fund offers Class A Shares, Class C Shares, Class P Shares (renamed from Class F-1 shares to Class P shares effective May 9, 2016), and Institutional Class Shares. Each share of each Fund represents an equal proportionate interest in that Fund. See “Description of Shares.” On May 9, 2016, each Fund changed its name as follows: Transparent Value Large-Cap Defensive Fund to Guggenheim RBP ® Large-Cap Defensive Fund ("Guggenheim RBP ® LgCap Defensive Fund"), Transparent Value Dividend Fund to Guggenheim RBP ® Dividend Fund ("Guggenheim RBP ® Dividend Fund"), Transparent Value Large-Cap Market Fund to Guggenheim RBP ® Large-Cap Market Fund ("Guggenheim RBP ® LgCap Market Fund"), Transparent Value Large-Cap Value Fund to Guggenheim RBP ® Large-Cap Value Fund ("Guggenheim RBP ® LgCap Value Fund"), Transparent Value Directional Allocation Fund to Guggenheim Directional Allocation Fund ("Guggenheim Directional Allocation Fund") and Transparent Value SMID-Cap Directional Allocation Fund to Guggenheim SMID-Cap Directional Allocation Fund ("Guggenheim SMID-Cap Fund"). The fiscal year end for the Trust (and each Fund) is September 30 of each year.
Each of the Funds has its own investment objective and policies. Although there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by the Board of Trustees of the Trust (the “Board”) without the approval of shareholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” Each of the Guggenheim RBP ® LgCap Defensive Fund, the Guggenheim RBP ® Dividend Fund, the Guggenheim RBP ® LgCap Market Fund, the Guggenheim RBP LgCap Value Fund, and the Guggenheim Directional Allocation Fund was initially classified as a “non-diversified” investment company for purposes of the 1940 Act. However, because of each of these Fund’s investment process, each such Fund has historically operated as a “diversified” investment company for purposes of the 1940 Act and, therefore, may not operate as a non-diversified investment company without first obtaining shareholder approval. Guggenheim SMID-Cap Directional Allocation Fund is classified as a "non-diversified" investment company for purposes of the 1940 Act. An investment in one of the Funds does not constitute a complete investment program.
Guggenheim Partners Investment Management, LLC ("GPIM"), a Delaware corporation, serves as the investment manager (the “Investment Manager”) to the Funds.
All consideration received by the Trust for shares of any Fund and all assets of each fund belong solely to that Fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust’s other expenses, including audit and legal expenses. Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific fund of the Trust are allocated across all funds of the Trust on the basis of relative net assets.
As disclosed in the Funds’ prospectus, as may be supplemented from time to time (“Prospectus”), investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In the event the Board determines to liquidate a Fund, shareholders may be subject to adverse tax consequences. A shareholder would not be entitled to any refund or reimbursement of expenses incurred, directly or indirectly, by the shareholder (such as sales charges, if any, or fees and expenses) as a result of its investment in the Fund. In addition, the shareholder may receive a liquidating amount that is less than the shareholder’s original investment.
Description of Multiple Classes of Shares.   The Trust is authorized to offer shares of the Funds in some or all of the following classes: Class A, Class C, Class P and Institutional Class. The Trust is also authorized to offer shares in some or all of the following classes, but does not currently do so: Class I, Class II, and Class III Shares. The different classes provide for variations in distribution and shareholder servicing expenses. Minimum investment requirements and investor eligibility are described in the Prospectus. For more information on shareholder servicing and distribution expenses, see “The Distributor.” The Trust reserves the right to create and issue additional classes of shares.
Voting Rights.  Each shareholder of record is entitled to one vote for each share held on the record date of the meeting. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval.

While the Trustees have no present intention of exercising this power, they may do so if any Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
INVESTMENT METHODS AND RISK FACTORS
Each Fund’s principal investment strategies and the summaries of risks associated with the same are described in the "Fund Summaries" and “Descriptions of Principal Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about other investment strategies that a Fund may utilize and related risks that may apply to a Fund, even though they are not considered to be “principal” investment strategies of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in a Fund’s Prospectus, should not be considered to be a principal investment strategy or principal risk applicable to that Fund.
Some of the risk factors related to certain securities, instruments and techniques that may be used by the Funds are described in the “Fund Summaries” and “Descriptions of Principal Risks” sections of the Prospectus and in this SAI. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods that may be used by one or more of the Funds. Although the Funds may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, a Fund is not be required to do so.
General Risk Factors—The NAV per share of each Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income instruments held by a Fund, if applicable, generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by a Fund, if applicable, are subject to greater interest rate risk. There is no assurance that a Fund will achieve its investment objective.
Borrowing—A Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for a Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. As recognized by the SEC, a line of credit can enhance a Fund’s ability to manage liquidity risk and to meet shareholder redemption requests.
Accordingly, a Fund may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Fund shares. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, a Fund may use leveraging as part of its investment strategy to the full extent permitted by its investment policies and restrictions and applicable law. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Funds' policy on borrowing is not intended to limit the ability to pledge assets to secure loans as may be permitted under the Funds’ policies.
The Funds have established a line of credit with a bank from which they may borrow funds for temporary or emergency purposes. The Funds may use lines of credit to meet large or unexpected redemptions that would otherwise force the Funds to liquidate securities under circumstances which are unfavorable to the Funds’ remaining shareholders. The Funds may be required to pay fees to the banks to maintain the lines of credit, which increases the cost of borrowing over the stated interest rate.
Cyber Security and Operational Risk-Like other funds and other parts of the modern economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures, services and parties on which the Funds or their service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents can result from unintentional events

(such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Funds’ or their service providers’ operations or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information.

A cyber incident could adversely impact a Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. A cyber incident could also adversely affect the ability of a Fund (and its Investment Manager) to invest or manage the Fund’s assets.

Although the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and attempts to mitigate the occurrence or impact of a cyber incident may be unsuccessful. The nature, extent, and potential magnitude of the adverse consequences of a cyber incident cannot be predicted accurately but may result in significant risks and costs to the Funds and their shareholders.

The issuers of securities in which a Fund invests are also subject to the ongoing risks and threats associated with cyber incidents. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches). As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents.

The Funds’ and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Funds, changes in personnel, and errors caused by third parties or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

Cyber incidents and operational errors or failures or other technological issues may adversely affect a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions, including over a potentially extended period. The Funds do not control the cyber security or other operational defense plans or systems of its service providers, intermediaries, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents and operational errors or failures or technological issues summarized above or other similar events and the Funds and their shareholders may bear costs tied to these risks.

Derivatives Regulatory Risk—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including a Fund, the Investment Manager and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on any of the Funds and their investment strategies is not yet fully ascertainable.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the Commodity Futures Trading Commission ("CFTC") and the SEC to regulate OTC derivatives ("swaps" and "security-based swaps") and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
Provisions in the Dodd-Frank Act also include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, swap dealers, major market participants and swap counterparties are experiencing additional regulations, requirements, compliance burdens and associated costs. The new law and the rules may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits that may be imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, exchange trading and margin requirements may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect investors.
Except for Guggenheim SMID-Cap Directional Allocation Fund, the Trust, on behalf of each Fund, has filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under CFTC Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"), with respect to each Fund’s operation. Accordingly, each Fund that has filed such a notice and GPIM with respect to each such Fund are not subject to registration or regulation as a commodity pool or CPO. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under CFTC Rule 4.5 under the CEA and may trigger additional CFTC regulation. If a Fund becomes subject to CFTC regulation, the Fund or its Investment Manager may incur additional expenses.
Equity Securities—Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
Futures , Options and Other Derivative Transactions—
Futures and Options on Futures. Each Fund may invest in futures and options on futures contracts (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for hedging purposes; or (v) for other risk management purposes. A Fund may use exchange-traded futures and options, together with its positions in cash and money market instruments to simulate full investment in its Underlying Index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.
An option on a futures contract gives the purchaser the right, but not the obligation, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on national futures exchanges regulated by the CFTC, which reduces the risk that a Fund will be unable to close out a futures contract or option on a futures contract. To the extent a Fund uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the CEA, unless otherwise disclosed.
Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.
When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund. Such practices are intended to assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities, although there is no guarantee that they will function as intended.
With respect to futures contracts that are not contractually required to “cash-settle,” a Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, a Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., a Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional value of such contracts.
Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based). Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract.
Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.
There are significant risks associated with the Funds’ use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of an Investment Manager to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.
Options. Each Fund may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market for the purpose of realizing each Fund’s investment objective and except as restricted by a Fund’s investment restrictions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.
All options written on indices or securities must be covered. If a Fund writes an option on a security, an index or a foreign currency, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction. Call options on foreign currency written by a Fund will be “covered,” which means that a Fund will earmark or segregate an equal amount of the underlying foreign currency.
The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.
Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.
A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities' market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.
Each Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-

traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.
The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.
Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for all options and, in particular, for OTC options; (4) trading restrictions or limitations may be imposed by an exchange; (5) counterparty risk; and (6) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
Lending of Portfolio Securities—For the purpose of realizing additional income, a Fund may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral (or combination thereof) as may be permitted under its investment program. While the securities are being loaned, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When a Fund invests collateral, the Fund will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in a Fund’s fee and expense ratios.
A Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. A Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk. During the most recent fiscal year, the Funds did not engage in any securities lending activities and therefore did not earn any income or incur any expenses related to securities lending.

Liquidity and Valuation—Many factors may influence the price at which a Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets, such as high-yield bonds, loans or those traded in over-the-counter markets, may be particularly subject to liquidity risk. A Fund's ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as a Fund may increase the Fund's exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of a Fund because it may be unable to sell the investments at an advantageous time or price. Thus, a Fund may be forced to accept a lower sale price for the investments, sell other investments or forego another more attractive investment opportunity. Liquid investments purchased by a Fund may subsequently become less liquid or illiquid, and harder to value.
Pursuant to Rule 22e-4 under the 1940 Act, the Funds may not acquire any “illiquid investment” if, immediately after the acquisition, the Funds would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  The Trust has implemented certain portions of a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Funds' “liquidity risk” (defined by the SEC as the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors’ interests in the Funds). The remaining portions of the Liquidity Program will be implemented during 2019 in accordance with SEC requirements.  Liquidity classifications will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Funds' investments in accordance with the Liquidity Program.
In addition, applicable regulatory guidance and interpretations provide examples of factors that may be taken into account in determining a particular instrument’s classification as illiquid or as one of the other liquidity categories defined under Rule 22e-4. For example, certain loans may not be readily marketable and/or may be subject to restrictions on resale or assignments. Consequently, the Funds may determine that it is reasonable to expect that such a loan cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. To the extent that the Funds invest in such loans, they may be subject to increased liquidity and valuation risks. As the market develops, the liquidity of these instruments could improve. Accordingly, loans for which there is no readily available market may be classified as illiquid but, at the same time, other loans may be classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations (such as trading in the loans among specialized financial institutions). In addition, certain CLOs/CDOs (as described above) may be classified as illiquid, depending upon the assessment of relevant market, trading and investment-specific considerations under the Liquidity Program. However, an active dealer market or other relevant measure of liquidity may exist for certain CLOs/CDOs, which may result in such instruments being classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations.
In 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Funds. The rule may impact the Funds’ ability to achieve their respective investment objectives. The Investment Manager continues to evaluate the potential impact of the new governmental regulation on the Funds and may have to make changes to the Funds' strategies in the future. Certain requirements of the new rule took effect with respect to the Funds as of December 1, 2018 and the compliance date for the other requirements of the new rule is June 1, 2019 as they relate to the Funds.
At times, market quotations may not be readily available and the Funds may be unable to obtain prices or other reliable information from third-parties to support valuation. In these circumstances, it may be difficult for a Fund to accurately value certain investments and the Fund may need to value investments using fair value methodologies. There are multiple methods to establish fair value and different methods or other factors may lead to different fair values. As a result, the price a Fund could receive for a security may differ from the Fund's valuation of the security, particularly during periods of market turmoil or volatility or for securities that are thinly traded or valued using a fair value methodology or information provided by third-party pricing services. Thus, a Fund may realize a loss or gain that is greater than expected upon the sale of the security. Fair valued securities may be subject to greater fluctuations than securities valued based on readily available market quotations. Some securities, while not technically fair valued, may nevertheless be difficult to value and rely on limited and difficult to assess inputs and market data.
Qualified Financial Contracts—Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Beginning in 2019, regulations adopted by prudential regulators will require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Funds, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Funds, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Funds from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Funds.
Real Estate Investment Trusts ("REITs")—REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate.
In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which may increase the risk that the Fund could be adversely affected by the poor performance of a single investment or type of investment. REITs are also susceptible to the risks associated with the types of real estate securities they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). REITs have their own expenses, and as a result, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.
REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. REITs often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the Internal Revenue Service ("IRS") to extend the deadline for issuance of Forms 1099-DIV.
Repurchase Agreements, Reverse Repurchase Agreements and Dollar Roll Transactions—Each of the Funds may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. If the institution defaults on the repurchase agreement, a Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. Each Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Except as described above and elsewhere in this SAI, a Fund may enter into repurchase agreements maturing in less than seven days without limitation.
Repurchase agreements collateralized entirely by cash, U.S. government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality (“Qualifying Collateral”) generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. A Fund may accept collateral other than Qualifying Collateral, including debt securities, equity securities and high yield fixed-income instruments that are rated below investment grade or determined to be of comparable quality (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, a Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for a Fund under the Fund's investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and a Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict a Fund's ability to dispose of Alternative Collateral received from the counterparty.
Each of the Funds may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Fund will segregate or earmark cash or liquid securities in an amount sufficient to cover its obligation under reverse repurchase agreements. Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted above under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to a Fund’s fundamental policy on borrowing.
Each of the Funds may also enter into “dollar rolls,” in which a Fund sells MBS or other fixed-income securities for delivery and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Fund may also enter into “TBA rolls,” in which the Fund agrees to sell a TBA, itself a forward transaction, and to buy forward a subsequent TBA. During the roll period, the Fund would forego principal and interest paid on such securities sold; however, the Fund would be permitted to invest the sale proceeds during the period. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the sale proceeds of the initial sale, minus the principal and interest paid on the securities during the period. When the Fund enters into a dollar roll, it becomes subject to the risk that any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, of the Fund’s NAV. Dollar rolls also subject the Fund to the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities. The Fund will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions. Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted above under “Borrowing,” investments in dollar rolls are treated as borrowings and, therefore, are subject to a Fund’s fundamental policy on borrowing.
Shares of Other Investment Vehicles—Each of the Funds may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments and private or foreign investment funds. The Funds may also invest in investment vehicles that are not subject to regulation as registered investment companies. Securities of investment vehicles that are not subject to regulation as registered investment companies may be classified as illiquid.
The investment companies in which the Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund's investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund's investment restrictions. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund's assets may be indirectly exposed to that particular industry.
A Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. It is the Funds’ policy that if shares of a Fund are purchased by another fund (including any other registered open-end investment company or registered unit investment trust advised by Guggenheim Investments or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. The SEC has recently proposed rules related to investments in other investment vehicles that if adopted could cause the Funds to adapt their investments accordingly. These adjustments may have an impact on the Funds' performance and may have negative risk consequences on the investing Funds as well as the underlying investment vehicles.
To the extent a Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

Investments in Guggenheim Short-Term Fixed-Income Funds. Under certain conditions, the Guggenheim Directional Allocation Fund may allocate a significant portion (if not all) of its assets to cash to the extent that the underlying Index is allocated to cash.
To the extent the Guggenheim Directional Allocation Fund has significant cash balances, the Fund may invest a substantial portion of its assets in certain Guggenheim short-term fixed-income funds, which are separate funds advised by the Investment Manager, or an affiliate of the Investment Manager, that implement a liquidity management strategy. These Guggenheim short-term fixed-income funds invest in: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality ; (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) ABS, including CLOs, commercial paper and similar investments; and (iv) other short-term fixed-income securities. Accordingly, a Fund that invests in such Guggenheim short-term fixed-income funds would be subject to the risks tied to all of those investments and investment returns will vary based on the performance of those asset classes.
Short Sales—Certain Funds may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. Each Fund may also make short sales of securities the Fund does not own. If a Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.
A Fund may make short sales that are not “against the box.” Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
While the short sale is outstanding a Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. A Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.
In the view of the Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless a Fund’s obligation to deliver the securities sold short is “covered” by earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with the Funds' custodian may not at any time be less than the market value of the securities sold short. Each Fund will comply with these requirements.
A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.
Short-Term Instruments—When the Funds experience large cash inflows through the sale of securities and desirable equity securities that are consistent with the Funds’ investment objectives are unavailable in sufficient quantities or at attractive prices, the Funds may hold short-term investments for a limited time at the discretion of the Investment Manager. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper rated at the date of purchase “Prime 1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Investment Manager (See “Appendix A - Description of Ratings” for a description of commercial paper ratings); (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; (5) repurchase agreements; (6) shares of money market funds; and (7) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities as of the date of purchase of not more than 397 days and that are rated in the top-two short-term categories by two Nationally Recognized Statistical Ratings Organizations (“NRSROs), or, if unrated, deemed to be of equal quality by the Investment Manager.
Swap Agreements—Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in an issuer, a “basket” of securities or ETFs. Forms of swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or ETFs. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.
In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.
Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.
Most swap agreements (but generally not credit default swaps) that a Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, a Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
Each Fund is required to cover its swaps positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks. A Fund’s obligations under a swap agreement (other than a CDS for which a Fund is the seller) would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities and, accordingly, would not treat them as subject to a Fund’s borrowing restrictions. For swaps that are not cash settled, each Fund will earmark or segregate cash or liquid assets with a value at least equal to the full notional amount of the swaps (minus any amounts owed to the Fund) or enter into offsetting transactions. For swaps that are cash settled, each Fund may designate or segregate on its records cash or liquid assets equal to the Fund’s next daily marked-to-market net obligations under the swaps, if any, rather than the full notional amount. Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of a Fund’s portfolio. By earmarking or designating assets equal to only its net obligation under cash-settled swaps, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional amount of such swaps.
Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be classified as illiquid. A Fund would not enter into any swap agreement unless an Investment Manager believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.
Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.
A Fund may also enter into swaps on an index, including credit default index swaps (CDX), which are swaps on an index of credit default swaps. For example, a commercial mortgage-backed index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go settlement process designed to capture non-default events that affect the cash flow of the reference obligation. Pay-as-you-go settlement involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities. Certain CDX are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDS index transactions. Investments in CMBX are also subject to the risks associated with MBS, which are described above, as well as the risks associated with the types of properties tied to the underlying mortgages (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types) and adverse economic or market events with respect to these property types.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Investment Manager under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
Certain standardized swaps are subject to mandatory exchange-trading and/or central clearing. Exchange-trading and central clearing are expected to reduce counterparty credit risk and increase liquidity, but exchange-trading and central clearing do not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain OTC derivative instruments that the CFTC and SEC have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on CFTC approval of contracts for central clearing. Depending on a Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. In addition, regulators have developed rules that require trading and execution of the most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of cleared and uncleared swaps. In addition, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Funds to enter into swap agreements. Regulatory changes and additional requirements may increase costs associated with derivatives transactions and may subject a Fund to additional administrative burdens, which may adversely affect investors.
The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
U.S. Government Securities—Consistent with its investment objective and strategies, a Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the Federal Housing Finance Agency ("FHFA") placed Fannie Mae and Freddie Mac in conservatorship. At the same time, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired-Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion.
Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities a Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.
No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market of both Fannie Mae and Freddie Mac, including proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of a Fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship.  Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether Treasury would continue to enforce its rights or perform its obligations under the SPAs.  It also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain MBS.  Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities which could cause a Fund to lose value.
Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the market value of U.S. government debt securities held by a Fund. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by a Fund, which could have a material negative impact on the Fund.
A Fund may invest in securities issued by government agencies and sold through an auction process, which may be subject to certain risks associated with the auction process. A Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.

INVESTMENT RESTRICTIONS
Fundamental Policies
The following investment limitations are fundamental policies of the Funds that cannot be changed without the vote of the holders of a majority of a Fund’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.
Each Fund may not:

1.
Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of issuers in a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, shares of investment companies, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

2.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Guggenheim RBP® LgCap Defensive Fund, the Guggenheim RBP® Dividend Fund, Guggenheim RBP® LgCap Market Fund, and the Guggenheim RBP® LgCap Value Fund may:

1.
Purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Operating Policies--The operating policies (i.e., those which are non-fundamental) for each Fund are:

1.	Each Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

2.
Each Fund, except the Guggenheim RBP® Dividend Fund, the Guggenheim Directional Allocation Fund, and the Guggenheim SMID-Cap Fund, may not change its investment strategy to invest at least 80% of its net assets in securities of large-cap companies that comprise its underlying Index at the time of initial purchase without 60 days’ prior written notice to shareholders.

3.
The Guggenheim RBP® Dividend Fund may not change its investment strategy to invest at least 80% of its net assets in dividend paying securities that comprise its underlying Index at the time of initial purchase without 60 days’ prior written notice to shareholders.

4.
The Guggenheim Directional Allocation Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities and/or cash or cash equivalents consistent with the weighting of its underlying Index at the time of initial purchase. This investment policy is non-fundamental and was not adopted pursuant to Rule 35d-1 and, therefore, may be changed by the Board without prior notice to shareholders.

5.
The Guggenheim SMID-Cap Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise its underlying Index at the time of initial purchase without 60 days’ prior written notice to shareholders.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitation as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules or regulations.
The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:
Concentration . Concentration is defined as investing more than 25% of an investment company’s total assets in an industry or group of industries, with certain exceptions.
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets).
Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds’ current investment policy on lending is as follows: a Fund may not make loans if, as a result, more than 33 1/3% (including any loan collateral) of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities (subject to the 33 1/3% limit on its total assets (including any loan collateral) discussed above.) With respect to securities lending, if the market value of the loaned securities increases, the borrower of the securities must furnish additional collateral to the lending Fund so that the collateral is maintained in an amount equal to at least 100% of the current market value of the loaned securities.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that the Funds may purchase marketable securities issued by companies which own or invest in real estate (including REITs).
Commodities. The Funds will not purchase or sell physical commodities or commodities contracts, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.
DISCLOSURE OF PORTFOLIO HOLDINGS
It is the policy of the Funds to protect the confidentiality of their portfolio holdings and information derived from the portfolio holdings and prevent the selective disclosure of such non-public information. Accordingly, the Board has adopted formal procedures governing compliance with this policy, which are subject to periodic evaluation and review. Any violations of this policy are reported to the Board on a quarterly basis.
No non-public information concerning the portfolio holdings of any Fund may be disclosed to any unaffiliated third party, except when the Funds have a legitimate business purpose for doing so. Specifically, portfolio holdings information may only be made available to third parties if: (i) such availability is disclosed in the Funds’ registration statement, as required by applicable law, as well as on the Funds’ website, if applicable; (ii) the Funds’ officers determine such disclosure is in the best interests of Fund shareholders; (iii) such information is made equally available to anyone requesting it; and (iv) the Investment Manager determines that the disclosure does not present the risk of such information being used to trade against the Funds. In addition, prior to authorizing the disclosure of portfolio holdings, the Funds’ President and/or the Chief Compliance Officer must determine that: (i) such disclosure serves a reasonable business purpose and is in the best interests of the Funds’ shareholders; and (ii) that no conflict exists between the interests of the Funds’ shareholders and those of the Investment Manager or the Funds’ principal underwriter. Each Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

Recipients of non-public portfolio holdings information, such as mutual fund evaluation services and due diligence departments of broker/dealers and wirehouses, will be subject to a duty of confidentiality, a duty to not trade based on the non-public information and/or other restrictions on the use and dissemination of the information.
Portfolio holdings information may be disclosed as frequently as daily to certain service providers and no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals. The policy does not require a delay between the date of the portfolio holding information and the date on which the information is disclosed.
The Funds also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Funds and others, who either by agreement or because of their respective duties to the Funds are required to maintain the confidentiality of the information disclosed. The Funds’ service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include The Bank of New York Mellon (the Funds’ custodian), the Investment Manager (and Sub-Adviser, if applicable), MUFG (the Funds’ administrator), Ernest & Young LLP (the Funds’ independent registered public accountant), Dechert, LLP (legal counsel to the Funds), officers and directors, and each of their respective affiliates. In addition, at this time, portfolio holdings information is shared as follows:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	30 calendar days
Lipper	Monthly	30 calendar days
Bloomberg	Quarterly	60 calendar days
Thompson Financial	Quarterly	30 calendar days
Vickers Stock Research	Monthly	30 calendar days
FactSet	Monthly	30 calendar days

In addition, the following entities receive this information on a daily basis: FactSet (an analytical system used for portfolio attribution and performance); The Bank of New York Mellon (the Funds’ custodian bank); Interactive Data and Loan Pricing Corporation (the Funds’ pricing services); Institutional Shareholder Services (proxy voting services); and InvestOne (Sungard) (the Funds’ accounting system).
Neither the Funds, their service providers, nor the Investment Manager may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.
Each Fund will publish a complete list of its quarter-end portfolio holdings on its website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law. Also, certain Funds may disclose top 10 holdings on a quarterly basis through publicly available marketing materials.
The Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Funds' compliance program for conformity with the policies and procedures. However, there can be no assurance that these policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE FUNDS

Trustees and Officers
Oversight of the management and affairs of the Trust, including general supervision of the duties performed by the Investment Manager for the Funds under the Investment Management Agreement (“Management Agreement”) and is the responsibility of the Board. Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board monitors the level and quality of services. Annually, the Board evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services and the Investment Manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.
The Board currently has 7 Trustees, 6 of whom have no affiliation or business connection with the Investment Manager, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Investment Manager or the Distributor. Each such Trustee is not an "interested person," (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (each, an "Independent Trustee" and, collectively, the “Independent Trustees”). Ms. Amy J. Lee is an “interested person,” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (an “Interested Trustee”), because of her position with the Distributor and/or the parent of the Investment Manager.
The Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (“Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager. As of the date of this SAI, the Fund Complex is comprised of 7 closed-end funds and 150 open-end funds advised or serviced by the Investment Manager or their affiliates.

Name, Address[1] and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustees During Past 5 Years[4]
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2015	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2015	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2015	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2015	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Current: Zincore Metals, Inc. (2009-present).

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2015	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49
Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Income Fund (2003-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present).
Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2015
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).
Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				48
Current: Western Asset Inflation-Linked Income Fund (2003-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present).
Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

Interested Trustee

Amy J. Lee (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2013 (Vice President) Since 2014 (Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

1.	The business address of each Trustee is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
2.
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3.
The “Fund Complex” consists of U.S. registered investment companies advised or serviced by Guggenheim Investments or its affiliates. The Fund Complex is composed of 7 closed-end funds and 150 open-end funds (together, the “Guggenheim Funds”).

4.
Each of the Trustees also serves on the boards of trustees of ten other registered investment companies sponsored by the Investment Manager and its affiliates which include: Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Build America Bonds Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund and Guggenheim Credit Allocation Fund.

The executive officers of the Trust who are not Trustees, length of time served, and principal business occupations during the past five years are shown below.

Name, Address[1] and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Margaux M. Misantone (1978)	AML Officer	Since 2017
Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2013-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2015-2018).

James M. Howley (1972)	Assistant Treasurer	Since 2015
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016
Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Name, Address[1] and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
Michael P. Megaris (1984)	Assistant Secretary	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2016
Current: CCO, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2014-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).
Former: CCO, Security Investors, LLC (2012-2018); CCO, Guggenheim Funds Investment Advisors, LLC (2012-January 2018); CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Adam Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly Scott (1974)	Assistant Treasurer	Since 2015
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Name, Address[1] and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
Bryan Stone (1979)	Vice President	Since 2015
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Chief Financial Officer and Chief Accounting Officer since 2015. Treasurer since February 2019
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("GFINA") (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

1.	The business address of each officer is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
2.	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served may include time served in the respective position for any predecessor entities.

BOARD LEADERSHIP STRUCTURE
The Board has appointed an Independent Chairman, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chairman acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers, review the Funds' financial statements, oversee compliance with regulatory requirements, and review performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.
QUALIFICATIONS AND EXPERIENCE OF TRUSTEES
The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of certain other funds in the Fund Complex. The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the qualifications, attributes and skills of Trustees are pursuant to Securities and Exchange Commission (“SEC”) requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Donald A. Chubb, Jr.—Mr. Chubb has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 1994. Through his service as a Trustee of the Trust and other funds in the Fund Complex, and his prior experience in the commercial brokerage and commercial real estate market and service as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
Dr. Jerry B. Farley—Dr. Farley has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at educational institutions have included all aspects of financial management and reporting. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Audit Committee of the Trust, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters. The Board has determined that Dr. Farley is an “audit committee financial expert” as defined by the SEC.
Roman Friedrich III—Mr. Friedrich has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Contracts Review Committee of the Trust, his service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.
Amy J. Lee—Ms. Lee has served as a Trustee of the Trust and of other funds in the Fund Complex since February 2018. Through her service as Chief Legal Officer of the Trust and certain other funds in the Fund Complex, her service as

Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel of Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Nominating and Governance Committee of the Trust, his professional training and experience as an attorney and partner of a law firm, Momkus McCluskey, LLC, and his prior employment experience, including an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the Investment Company Institute (ICI) and the Board of Governors of the ICI. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as the Independent Chairman of the Board of the Trust, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Each Trustee also has considerable familiarity with the Trust, the Investment Manager and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a trustee of certain funds in the Fund Complex or, with respect to Ms. Lee, her extensive experience in the financial industry, including her experience with the parent of the Investment Manager. The Board annually conducts a "self-assessment" wherein the effectiveness of the Board is reviewed.
BOARD'S ROLE IN RISK OVERSIGHT
The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds’ investments and operations, is performed by third-party service providers, primarily the Investment Manager and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds and the Trust include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and consequently, for managing risks associated with that activity. Each of the Investment Manager, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Funds directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee, and the Valuation Oversight Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and internal auditors for the Investment Manager or its affiliates, as applicable. In this connection, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Trust and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Investment Manager on the investments and securities trading of the Funds. With respect to valuation, the Valuation Oversight Committee oversees a pricing committee comprised of Trust officers and personnel of the Investment Manager. The Board has approved Fair Valuation procedures applicable to valuing the Funds’ securities and other assets, which the Valuation Oversight Committee and the Audit Committee periodically review. The Board also requires each Investment Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Board oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Investment Managers.  Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program, which is reasonably designed to assess and manage the Funds’ liquidity risk.  The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the "Liquidity Program Administrator") who is responsible for administering the Liquidity Program. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Investment Manager, Distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Manager. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.
BOARD COMMITTEES
Audit Committee—Messrs. Barnes, Chubb, Friedrich, Nyberg and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Trust’s systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Trust’s financial statements (and the audit thereof), as well as the qualifications, independence and performance of the Trust’s independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Trust’s independent registered public accounting firm and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The Trust's Audit Committee held six meetings during the Funds' most recently completed fiscal year.
Contracts Review Committee—Messrs. Barnes, Chubb, Friedrich, Nyberg and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing certain contracts to which the Trust, on behalf of each Fund, is or is proposed to be a party to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust on behalf of a Fund is or is proposed to be a party. The Trust’s Contracts Review Committee held two meetings during the Funds' most recently completed fiscal year.
Executive Committee—Messrs. Toupin and Chubb, each an Independent Trustee, serve on the Trust’s Executive Committee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Trust. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Trust’s Executive Committee held no meetings during the Funds' most recently completed fiscal year.

Nominating and Governance Committee—Messrs. Barnes, Chubb, Friedrich, Nyberg and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Nominating and Governance Committee. The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Trust. The Trust does not have a standing compensation committee. The Trust’s Nominating and Governance Committee held three meetings during the Funds' most recently completed fiscal year.
Valuation Oversight Committee—Messrs. Barnes, Chubb and Friedrich, each an Independent Trustee, serve on the Trust’s Valuation Oversight Committee. The Valuation Oversight Committee assists the Board in overseeing the activities of Guggenheim's Valuation Committee and the valuation of securities and other assets held by the Funds. Duties of the Valuation Oversight Committee include reviewing the Funds' valuation procedures, evaluating pricing services that are being used for the Funds, and receiving reports relating to actions taken by Guggenheim's Valuation Committee. The Trust’s Valuation Oversight Committee held four meetings during the Funds' most recently completed fiscal year.
REMUNERATION OF TRUSTEES
The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Board; the Chairs of the Audit Committee, Contracts Review Committee, and Nominating and Governance Committee; and each member of the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, whether telephonic or in-person. No per meeting fee applies to meetings of the Valuation Oversight Committee. The Trust also reimburses each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.
The aggregate compensation paid by the Trust, and the aggregate compensation paid by the Fund Complex, including the Family of Funds, to each of the Independent Trustees during the most recently completed fiscal year is set forth below. Each of the Independent Trustees is a trustee of other registered investment companies in the Family of Funds, as defined on page 67 of this SAI. The Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Trust.

Name of Independent Trustees	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Aggregate Compensation from the Trust and Fund Complex
Randall C. Barnes	$9,853	$—	$—	$344,046
Donald A. Chubb, Jr.	$10,050	$—	$—	$264,929
Jerry B. Farley	$10,840	$—	$—	$284,929
Roman Friedrich III	$10,445	$—	$—	$274,929
Robert B. Karn III**	$6,531	$—	$—	$198,679
Ronald A. Nyberg	$10,248	$—	$—	$411,546
Maynard F. Oliverius***	$10,050	$—	$—	$264,929
Ronald E. Toupin, Jr.	$12,765	$—	$—	$382,929

*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

**	In accordance with the Trust's Independent Trustee Retirement Policy, Mr. Karn resigned from the Board effective on April 26, 2018.
***	In accordance with the Trust's Independent Trustee Retirement Policy, Mr. Oliverius resigned from the Board effective on April 4, 2019.
The Investment Manager compensates its officers and directors who may also serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee.
PRINCIPAL HOLDERS OF SECURITIES
As of December 31, 2018, the following entities owned, of record and beneficially unless otherwise indicated, 5% or more of a class of a Fund’s outstanding securities:
Guggenheim RBP® Large-Cap Defensive Fund, Class A Shares

Shareholder/Address[1]	Percent
SAMMONS FINANCIAL NETWORK LLC	42.52%
RAYMOND JAMES FBO CUSTOMERS	20.87%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS[2]	16.49%
Guggenheim RBP® Large-Cap Defensive Fund, Class C Shares

Shareholder/Address[1]	Percent
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	55.45%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS[2]	21.47%
PERSHING LLC	6.71%
RAYMOND JAMES FBO CUSTOMERS	5.85%

Guggenheim RBP® Large-Cap Defensive Fund, Class P Shares

Shareholder/Address[1]	Percent
CHARLES SCHWAB & CO INC FBO CUSTOMERS	52.23%
NATIONAL FINANCIAL SERVICES LLC	41.57%
TD AMERITRADE INC FBO CUSTOMERS	6.20%
Guggenheim RBP® Large-Cap Defensive Fund, Institutional Class Shares

Shareholder/Address[1]	Percent
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS[2]	43.28%
JASPER PARK FUNDING LLC	30.91%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	10.83%
NATIONAL FINANCIAL SERVICES LLC	5.44%

Guggenheim RBP® Dividend Fund, Class A Shares

Shareholder/Address[1]	Percent
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS	24.88%
SAMMONS FINANCIAL NETWORK LLC	19.87%
PERSHING LLC	14.81%
RAYMOND JAMES FBO CUSTOMERS	9.24%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	8.69%

Guggenheim RBP® Dividend Fund, Class C Shares

Shareholder/Address[1]	Percent
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	49.67%
RAYMOND JAMES FBO CUSTOMERS	12.03%
NATIONAL FINANCIAL SERVICES LLC	10.34%
LPL FINANCIAL	7.67%
PERSHING LLC	7.64%
Guggenheim RBP® Dividend Fund, Class P Shares

Shareholder/Address[1]	Percent
NATIONAL FINANCIAL SERVICES LLC	30.60%
LPL FINANCIAL	29.35%
TD AMERITRADE INC FBO CUSTOMERS	18.93%
NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS	14.82%
Guggenheim RBP® Dividend Fund, Institutional Class Shares

Shareholder/Address[1]	Percent
JASPER PARK FUNDING LLC	28.24%
RAYMOND JAMES FBO CUSTOMERS	21.99%
STATE STREET BANK FBO CUSTOMERS	16.69%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	10.06%

Guggenheim RBP® Large-Cap Market Fund, Class A Shares

Shareholder/Address[1]	Percent
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS[2]	39.94%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS[2]	23.48%
PERSHING LLC	9.50%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FBO CUSTOMERS	8.93%
NATIONAL FINANCIAL SERVICES LLC	6.93%
SAMMONS FINANCIAL NETWORK LLC	6.34%

Guggenheim RBP® Large-Cap Market Fund, Class C Shares

Shareholder/Address[1]	Percent
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS[2]	54.73%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS[2]	23.11%
RAYMOND JAMES FBO CUSTOMERS	9.52%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FBO CUSTOMERS	7.91%
Guggenheim RBP® Large-Cap Market Fund, Class P Shares

Shareholder/Address[1]	Percent
CHARLES SCHWAB & CO INC FBO CUSTOMERS	46.70%
NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS	27.22%
TD AMERITRADE INC FBO CUSTOMERS	12.74%
PERSHING LLC	9.15%

Guggenheim RBP® Large-Cap Market Fund, Institutional Class Shares

Shareholder/Address[1]	Percent
PERSHING LLC	41.34%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS[2]	28.56%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS[2]	19.91%

Guggenheim RBP® Large-Cap Value Fund, Class A Shares

Shareholder/Address[1]	Percent
KEVIN T STOCKSLAGER (IRA)	24.02%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	18.43%
REBECCA A STOCKSLAGER (IRA)	16.08%
PERSHING LLC	14.26%
WELLS FARGO CLEARING SERVICES LLC FBO CUSTOMERS	8.01%
DONNA M ZILS (ROTH)	7.97%
ALBERT A ZILS (RIRA)	6.21%

Guggenheim RBP® Large-Cap Value Fund, Class C Shares

Shareholder/Address[1]	Percent
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	78.92%
NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS	14.63%

Guggenheim RBP® Large-Cap Value Fund, Class P Shares

Shareholder/Address[1]	Percent
NATIONAL FINANCIAL SERVICES LLC	72.33%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	18.35%

Guggenheim RBP® Large-Cap Value Fund, Institutional Class Shares

Shareholder/Address[1]	Percent
JASPER PARK FUNDING LLC[2]	97.08%

Guggenheim Directional Allocation Fund, Class A Shares

Shareholder/Address[1]	Percent
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS[2]	35.36%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	12.83%
AMERICAN ENTERPRISE	8.43%
RAYMOND JAMES FBO CUSTOMERS	5.27%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FBO CUSTOMERS	5.12%
Guggenheim Directional Allocation Fund, Class C Shares

Shareholder/Address[1]	Percent
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS[2]	29.35%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	16.19%
RAYMOND JAMES FBO CUSTOMERS	13.99%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FBO CUSTOMERS	11.42%
LPL FINANCIAL	6.58%
AMERICAN ENTERPRISE	5.41%

Guggenheim Directional Allocation Fund, Class P Shares

Shareholder/Address[1]	Percent
LPL FINANCIAL	61.98%
NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS	13.07%
TD AMERITRADE INC FBO CUSTOMERS	10.34%
Guggenheim Directional Allocation Fund, Institutional Class Shares

Shareholder/Address[1]	Percent
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS[2]	43.64%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	15.27%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FBO CUSTOMERS	11.15%
AMERICAN ENTERPRISE	6.65%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	6.04%
RAYMOND JAMES FBO CUSTOMERS	5.91%

[1]	The shareholders may be contacted at c/o Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.

[2]
These shareholders beneficially owned 25% or more of the corresponding Fund's shares as of December 31, 2018. A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

As of December 31, 2018, the trustees and officers of the Trust as a group owned less than 1% of any Fund’s shares.
TRUSTEES' OWNERSHIP OF SECURITIES
As of the end of the most recently completed calendar year, the Trustees beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below:

Name	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Guggenheim Fund Complex
Independent Trustees
Roman Friedrich III	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Directional Allocation Fund	A
Ronald A. Nyberg	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Directional Allocation Fund	A
Ronald E. Toupin, Jr.	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Directional Allocation Fund	C
Randall C. Barnes	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Directional Allocation Fund	A
Donald A. Chubb, Jr.	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Directional Allocation Fund	A
Jerry B. Farley	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Directional Allocation Fund	A
Interested Trustee
Amy J. Lee	Guggenheim RBP® LgCap Defensive Fund	A	C
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Directional Allocation Fund	A

*	Key to Dollar Ranges

A	None
B	$1 - $10,000
C	$10,001 - $50,000
D	$50,001 - $100,000
E	Over $100,000
As of December 31, 2017, no Independent Trustee or their immediate family members owned any securities of the Investment Manager, Distributor or their affiliates.
HOW TO PURCHASE SHARES
Investors may purchase shares of the Funds through broker/dealers, banks, and other financial intermediaries that have an agreement with the Distributor or through MUFG Investor Services (“MUFG” or the “Transfer Agent”). The minimum initial investment is $2,500 with respect to Class A and Class C shares. The minimum subsequent investment for Class A and Class C shares is $100 except for subsequent investments made via Automated Clearing House (“ACH”). An application may be obtained from the Transfer Agent.
Each Fund offers Institutional class shares, which are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional class shares of the Funds may also be offered through certain authorized financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. Institutional class shares of the Funds may also be offered to Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of their affiliates, and directors, officers and employees of the Funds’ Investment Manager, or Distributor, and their affiliates (“Guggenheim Trustees, Officers and Employees”). The minimum initial investment for Institutional class shares is $2 million. The minimum initial investment amount is waived for Guggenheim Trustees, Officers and Employees, and the Funds at their discretion, may waive the minimum investment amount for other investors.
Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Funds are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Funds in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. Class P shares of the Funds are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers and other features of the class. Financial intermediaries may charge transaction fees or other fees for purchases or redemptions of Fund shares.  Please consult your financial intermediary for more information regarding these possible fees.
Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent or the Distributor, generally as of the close of the NYSE on that day, plus the initial sales charge in the case of Class A shares. Orders received by financial intermediaries prior to the close of the NYSE and received by the Distributor or Transfer Agent prior to the close of that business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly. In addition, pursuant to contractual arrangements with the Funds’ Distributor or Transfer Agent, orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day’s price. Purchase orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.
The Funds offer you the option to submit purchase orders through your financial intermediary or, for each class of shares of a Fund except Class P, through the Funds' Transfer Agent. Purchase orders may be delivered to the Transfer Agent by mail or phone, and purchase proceeds may be sent by check, wire transfers or ACH. Purchases may also be made online; please visit www.guggenheiminvestments.com for more information. The Funds do not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), starter checks or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. The Funds reserve the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of contribution.
In addition to the purchase options described above, each Fund may, in its sole discretion or the sole discretion of its Investment Manager, accept purchase orders and proceeds in the form of other consideration, including shares of stock, bonds or other securities or instruments (a “subscription in kind”). Generally, any securities or other instruments used to purchase Fund shares must be consistent with the Fund’s investment objective or strategies and otherwise deemed acceptable by the Fund or its Investment Manager. Any securities or other instruments accepted by the Fund as purchase proceeds will be valued in accordance with the Trust’s valuation procedures. An investor who submits a subscription in kind may realize a gain or loss for federal income tax purposes upon the securities or other instruments used to purchase Fund shares. You should call the Investment Manager to discuss subscriptions in kind and determine if the securities or other instruments you wish to contribute are acceptable.
The Funds reserve the right to withdraw all or any part of the offering made by the Prospectus and to reject purchase orders at any time and for any reason or without cause.
If you do not specify which fund(s) in the Family of Funds you want to purchase, your investment will be credited to the Rydex U.S. Government Money Market Fund which is offered in a separate prospectus.
As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares.
Canceled Purchase Orders—The Transfer Agent will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your canceled order.
A $50 returned check fee may be imposed on purchase checks returned for insufficient funds.
To obtain same day credit (to get that business day’s NAV) for your wire purchase order, you should call the Transfer Agent and provide the following information prior to the cutoff time for the fund(s) you are purchasing:

•	Account number;

•	Fund name;

•	Amount of wire; and

•	Fed wire reference number.
You will receive a confirmation number to verify that your purchase order has been accepted.
If you do not notify the Transfer Agent of the incoming wire, your purchase order may not be processed until the next business day following the receipt of the wire.

Alternative Purchase Options—Each of the Funds offer five classes of shares, as described below.
Class A Shares—Front-End Load Option. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of up to 1.00% in the event of a redemption within one year of the purchase with respect to each Fund other than Guggenheim SMID-Cap Fund, and 1.25% for applicable sales of Guggenheim SMID-Cap Fund).
Class C Shares. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.
Institutional Class Shares. Institutional class shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class P Shares. Class P Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class A Shares—Class A shares of each Fund other than Guggenheim SMID-Cap Fund are offered at NAV plus an initial sales charge as follows:

Purchase Amount	Sales Charge as a % of Offering Price	Percentage of Net Amount Invested	Sales Charge Percentage Reallowable to Dealers
Less than $100,000	4.75%	4.99%	4.00%
$100,000 to $250,000	3.75%	3.90%	3.00%
$250,000 to $500,000	2.75%	2.83%	2.25%
$500,000 to $1,000,000	2.00%	2.04%	1.75%
Greater than $1,000,000(1)	None	None	None

(1)
For investments of $1 million or greater, Class A shares are sold at NAV, without any up-front sales charge. However, a 1.00% CDSC based on the initial purchase price or current market value, whichever is lower, will normally be applied to shares sold within 12 months of purchase.

Class A shares of the Guggenheim SMID-Cap Fund are offered at NAV plus initial sales charge as follows:

Purchase Amount	Sales Charge as a % of Offering Price	Percentage of Net Amount Invested	Sales Charge Percentage Reallowable to Dealers
Less than $25,000	5.75%	6.10%	5.00%
$25,000-$50,000	5.00%	5.26%	4.25%
$50,000-$100,000	4.50%	4.71%	3.75%
$100,000-$250,000	3.50%	3.63%	2.75%
$250,000-$500,000	2.50%	2.56%	2.00%
$500,000-$750,000	2.00%	2.04%	1.75%
$750,000-$1,000,000	1.50%	1.52%	1.25%
Greater than $1,000,000(1)	None	None	None

(1)
For investments of $1 million or greater, Class A shares are sold at NAV, without any up-front sales charge. However, a 1.25% CDSC based on the initial purchase price or current market value, whichever is lower, will normally be applied to shares sold within 18 months of purchase.

SALES CHARGES, REDUCTIONS AND WAIVERS
Initial Sales Charges / Dealer Reallowances. Class A shares of the Funds are sold subject to a front-end sales charge as described in the Funds’ Prospectus offering Class A shares. The sales charge is used to compensate the Distributor and participating financial intermediaries for their expenses incurred in connection with the distribution of the Funds’ shares. You may also be charged a transaction or other fee by the financial institution managing your account (if any).
Reduced Sales Charges. You may qualify for reduced sales charges on Class A shares or sales charge exceptions on Class A shares. To qualify for these reductions or exceptions, you or your financial intermediary are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.
Rights of Accumulation
You may qualify for reduced initial sales charges based upon your existing investment in shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares and Class C shares of the Funds or series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust that you own.
If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A shares or Class C shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in Class A shares of a Fund, the reduced initial sales charge of 3.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.
To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the Transfer Agent with a list of the account numbers and the names in which your Fund accounts are registered at the time the purchase is made.
Aggregating Accounts for Rights of Accumulation

1.
To receive a reduced sales charge on Class A shares, investments in any Class A shares or Class C shares made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

•
trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

•	solely controlled business accounts;

•	single participant retirement plans; or

•	endowments or foundations established and controlled by you or your immediate family.

2.
Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

3.
Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating Fund shares may be aggregated.

Some accounts cannot be aggregated. At the request of certain financial intermediaries, some accounts are set up as “street name” or “nominee” accounts. This means that the financial intermediary has sole access, and that the Funds have limited access, to the financial intermediary’s clients’ account information. Because the Transfer Agent has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your financial intermediary to determine if this applies to your account.
Letters of Intent
You may also pay reduced initial sales charges on Class A Shares by indicating on the account application that you intend to provide a Letter of Intent (“LOI”), and then fulfilling the conditions of that LOI.
The LOI confirms the total investment in shares of the Funds or any series of Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:
Calculating the Initial Sales Charge

•
Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Sales Charges” in the Prospectus).

•	It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described above under “Rights of Accumulation” if the Transfer Agent is advised of all other accounts at the time of the investment.

•	Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.
Calculating the Number of Shares to be Purchased

•	Purchases made within 90 days before signing an LOI may be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

•
Purchases made more than 90 days before signing an LOI may be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

•
If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.
Fulfilling the Intended Investment

•
By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

•
To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

•
If the intended investment is not completed, you will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Transfer Agent as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the terms of the LOI you wish to cancel the agreement, you must give written notice to the Distributor.

•
If at any time before completion the terms of the LOI you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Sales Charge Waivers. The Class A shares' initial sales charges will be waived for certain types of investors as described in the Funds’ Prospectus or Appendix A (Intermediary-Specific Sales Charge Waivers and Discounts) thereto.
Class A Shares—As discussed in the Prospectus, the Funds offering Class A shares have adopted a Distribution and Shareholder Servicing Plan for their Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes each such Fund to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor not to exceed 0.25% of the average daily NAV of the Class A shares of each such Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each such Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each such Fund and their transactions with the Fund. Amounts paid to intermediaries or service providers by the Distributor are separate from the service fee paid by the Fund to service providers pursuant to the Fund’s Shareholder Servicing Plan described below.
Class C Shares—Class C shares are offered at NAV without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by the Distributor.
Each Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares (“Class C Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Class C Distribution Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class C shares. Amounts paid by a Fund are used to pay dealers and other firms that make Class C shares available to their customers: (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case a Fund or Class C shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.
Effective August 10, 2018, Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.

Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund.

Institutional Class Shares—Institutional class shares are priced at the NAV next determined after receipt and acceptance of a purchase order by a Fund’s transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Funds. The minimum initial investment is $2 million. Fund shares purchased directly from the Funds are not assessed such additional charges.
Specific eligibility requirements that apply to prospective investors of a Fund's Institutional class shares include:

•	Employee benefit plan programs that have at least $25 million in plan assets.

•	Guggenheim Trustees, Officers and Employees.

•	Broker/dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million.

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million.

•	Section 529 college savings plan accounts pursuant to the Internal Revenue Code of 1986, as amended (the "Code").

•	Funds of Funds advised by Security Investors, LLC or its affiliates.

•	Funds of Funds advised by unaffiliated investment advisers.

•	Institutions that invest the minimum initial investment amount in the Funds.
The Funds reserve the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Funds at their discretion.
A shareholder currently holding Class A or Class C shares of a Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional Class shares of the same Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of a Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional Class shares of the same Fund. Such conversions will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12 month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional Class shares through an individual retirement account and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional Class shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax advisor for more information.
Class P Shares—Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Funds are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Funds in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Funds reserve the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.
Eligible investors for Class P shares include the following:
Class P shares of a Fund are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:

•	Authorized no transaction fee platforms;

•	Authorized fee-based programs of financial intermediaries;

•	Authorized registered investment advisers and discretionary managed account programs;

•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;

•	Authorized retirement platforms of financial intermediaries; and

•	Other authorized intermediaries approved by the Distributor.
Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P shares of a Fund will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares of a Fund. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.
As discussed in the Prospectus, each Fund offering Class P shares has adopted a Distribution Plan for its Class P shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes each such Fund to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor of 0.25% of the average daily NAV of the Class P shares of each such Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each such Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each such Fund and their transactions with the Fund.
Minimum Account Balance—The Institutional class shares have a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Funds with Institutional class shares reserve the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.
Distribution Plan—The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.
Under the Plan, the Distributor is authorized to pay distribution and service fees and commissions to dealers and other firms that sell (or have sold) shares of the applicable class, engage in advertising, prepare and distribute sales literature and engage in other promotional activities on behalf of each Fund. The Distributor is required to report in writing to the Board of Trustees regarding the payments made and services provided under the Plan, and the Board will review at least quarterly, the amounts and purposes of any payments made under the Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.
The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of distribution payments thereunder without approval of the shareholders of the applicable class of the Funds.
Because all amounts paid pursuant to the Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the Independent Trustees has a direct or indirect financial interest in the operation of the Distribution Plan.
Benefits from the Plan may accrue to a Fund and its shareholders from the growth in assets due to sales of shares to the public and/or retention of existing Fund assets, which may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Funds’ assets, and facilitating economies of scale (e.g., block purchases) in the Funds’ securities transactions.
Rules established by the Financial Industry Regulatory Authority (“FINRA”) limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Plan, plus interest at the prime rate plus 1.00% on such amount (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit with regard to each of the Fund’s share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.
The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of the applicable class. In the event the Plan is terminated by the shareholders or the Funds’ Board of Trustees, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.
Shareholder Servicing Plan.  The Funds have adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee equal to an annual rate of up to 0.15% of the average daily net assets of each Fund’s Class A Shares will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services as discussed below.

•
Description of Shareholder Services.  Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

Rule 12b-1 Plan Expenses—For the Funds' most recently completed fiscal year, the following 12b-1 payments were made for each Fund (other than Guggenheim SMID-Cap Directional Allocation Fund, which had not commenced operations) to the Distributor under the Plan:

Compensation to Guggenheim Funds Distributors, LLC
	Class A	Class C	Class P
Guggenheim Directional Allocation Fund	$346,085	$2,424,040	$81,984
Guggenheim RBP® Dividend Fund	$18,366	$62,880	$4,716
Guggenheim RBP® LgCap Defensive Fund	$13,955	$56,213	$1,401
Guggenheim RBP® LgCap Market Fund	$12,059	$96,519	$438
Guggenheim RBP® LgCap Value Fund	$262	$5,154	$1,368
The Plan is a “compensation plan” which means that all amounts generated under the Plan are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Funds. The Distributor is the principal underwriter of the Funds. Because all the 12b-1 payments are made to the Distributor, the Funds that adopted the Plan pay no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders, compensation to broker/dealers, compensation to sales personnel, or interest carrying or other financing charges. The Distributor may use part or all of the amounts received (if any) from the Funds to pay for these services and activities.
Arrangements With Broker/Dealers and Others—The Investment Manager or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. In addition, the Investment Manager or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Manager or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund’s Transfer Agent or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). A dealer to whom substantially the entire sales charge is re-allowed may be deemed to be an “underwriter” under federal securities laws.
The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.
Other Distribution or Service Arrangements—The Investment Manager, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may also provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Manager or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.
Such compensation may be paid to intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.
These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) as a fixed dollar-amount.
As of the date of this SAI, the Distributor and/or Investment Manager have revenue sharing arrangements with, and during the most recently completed fiscal year paid compensation on behalf of all series of the Trust in the aggregate amount to, financial intermediaries, as follows:

Financial Intermediary	Dollar Amount of Compensation
Morgan Stanley Smith Barney (Morgan Stanley & Co, Inc.)	$234,626
UBS Financial Services, Inc.	$175,508
Wells Fargo Advisors, LLC (First Clearing Corp.)	$140,987
Security Financial Resources, Inc.	$77,397
National Financial Services LLC (Fidelity)	$49,000
Raymond James	$45,630
Merrill Lynch (Financial Data Services)	$41,705
American Enterprise Investment Services (Ameriprise)	$30,295
LPL Financial	$26,934
TD Ameritrade, Inc.	$6,237
Great West Equities	$367
Charles Schwab	$360
RBC Capital Markets	$102
Ceros Financial Services	$43

*
Denotes a financial intermediary that was an affiliate of the Investment Manager and/or the Distributor during this fiscal year. Effective January 31, 2017, this financial intermediary was not an affiliate of the Investment Manager or the Distributor.

The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements.
In addition, while the Distributor typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.
From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.
Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Funds and the Investment Manager will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
Purchases At Net Asset Value—Class A shares of the Funds may be purchased at NAV under the circumstances described in the Prospectus or Appendix A (Intermediary-Specific Sales Charge Waivers and Discounts) thereto. The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
SYSTEMATIC WITHDRAWAL PLAN
A Systematic Withdrawal Plan may be established by shareholders of each class of shares, other than Class P shares, who wish to receive regularly scheduled payments. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. There is no service charge on the Plan.
Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the shareholder. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Automatic Investment Plan. Income dividends and capital gains distributions are automatically reinvested at NAV.
The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Plan. A Plan may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.
INVESTMENT MANAGEMENT
The Investment Manager’s principal place of business is located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA 90401. The Investment Manager, which was formed in 2001, is a diversified financial services firm with a sophisticated array of wealth and investment management services. As of September 30, 2018, the Investment Manager had approximately $192.4 billion in assets under management. The Investment Manager is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC

is a global, diversified financial services firm with more than $265 billion in assets under management as of September 30, 2018.
Effective July 31, 2015, following an internal reorganization, Transparent Value Advisors, LLC, the Funds’ former investment sub-adviser, became an indirect wholly-owned subsidiary of Guggenheim Capital, LLC. Following the Merger, the Investment Manager assumed all services previously provided to the Funds by the sub-adviser, effective November 9, 2015. The personnel of an affiliate of the Investment Manager assists in the compilation, calculations and data used in the Required Business Performance ("RBP") Score that is used by the Investment Manager and S&P Dow Jones Indices LLC (as index calculation agent) in determining the constituents of each Fund's underlying index.
Investment Management Agreement.  Pursuant to the Investment Management Agreement (the “Agreement”), the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory functions.
For services provided to the Funds, the applicable Investment Manager is entitled to receive compensation on an annual basis equal to:

Contractual Management Fees (expressed as a percentage of average net assets, calculated daily and paid monthly)
Guggenheim RBP® Large-Cap Defensive Fund	0.75%
Guggenheim RBP® Dividend Fund	0.75%
Guggenheim RBP® Large-Cap Market Fund	0.75%
Guggenheim RBP® Large-Cap Value Fund	0.75%
Guggenheim Directional Allocation Fund	0.95%
Guggenheim SMID-Cap Directional Allocation Fund	1.15%
Advisory Fees Paid to the Investment Manager.  The Agreement is renewable annually by the Board or by a vote of a majority of the individual Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreement provides that it may be terminated without penalty at any time by either party on 60 days notice and are automatically terminated in the event of assignment.
As set forth in the applicable Prospectus, the Investment Manager has contractually agreed through February 1, 2020 to reduce its advisory fees and make payments to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but not brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification or extraordinary expenses) of the Fund share classes listed below to the listed percentages of those Funds’ average daily net assets.

Fund	Class	Expense Cap
Guggenheim RBP® Large-Cap Defensive Fund	A C Institutional P	1.20% 1.95% 0.95% 1.20%
Guggenheim RBP® Dividend Fund	A C Institutional P	1.20% 1.95% 0.95% 1.20%
Guggenheim RBP® Large-Cap Market Fund	A C Institutional P	1.20% 1.95% 0.95% 1.20%
Guggenheim RBP® Large-Cap Value Fund	A C Institutional P	1.20% 1.95% 0.95% 1.20%
Guggenheim Directional Allocation Fund	A C Institutional P	1.50% 2.10% 1.10% 1.35%
Guggenheim SMID-Cap Directional Allocation Fund	A C Institutional P	1.70% 2.30% 1.30% 1.55%
The Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized operating expenses are less than the indicated percentages.
The contractual waiver and/or expense reimbursement agreement will terminate when it reaches its expiration (if not renewed), or when an Investment Manager ceases to serve as such and it may be terminated by the Board, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

	Gross Advisory Fees Paid	Waiver of Fees*	Reimbursement of Expenses*	Net Advisory Fee Paid
Fiscal Year Ended September 30, 2018
Guggenheim RBP® LgCap Defensive Fund	$145,700	-$124,739	-$27,429	$0
Guggenheim RBP® Dividend Fund	$135,657	-$113,131	-$38,192	$0
Guggenheim RBP® LgCap Market Fund	$148,301	-$107,985	-$19,580	$20,736
Guggenheim RBP® LgCap Value Fund	$30,228	-$30,228	-$136,200	$0
Guggenheim Directional Allocation Fund	$6,736,235	-$4,651	-$30,675	$6,700,909
Fiscal Year Ended September 30, 2017
Guggenheim RBP® LgCap Defensive Fund	$169,032	-$103,829	-$29,500	$35,703
Guggenheim RBP® Dividend Fund	$162,477	-$96,943	-$28,501	$37,033
Guggenheim RBP® LgCap Market Fund	$162,964	-$102,063	-$40,722	$20,179
Guggenheim RBP® LgCap Value Fund	$27,826	-$27,826	-$115,176	$0
Guggenheim Directional Allocation Fund	$6,387,782	-$140,800	-$83,614	$6,163,368
Fiscal Year Ended September 30, 2016
Guggenheim RBP® LgCap Defensive Fund	$252,834	-$155,116	$0	$97,718
Guggenheim RBP® Dividend Fund	$198,263	-$178,263	$0	$20,000
Guggenheim RBP® LgCap Market Fund	$270,193	-$153,296	$0	$116,897
Guggenheim RBP® LgCap Value Fund	$29,463	-$158,849	-$129,386	$0
Guggenheim Directional Allocation Fund	$8,351,024	-$318,487	$0	$8,032,537
* Pursuant to an expense limitation agreement, the Investment Manager is entitled to recoup any fees the Investment Manager waived and Fund expenses that the Investment Manager reimbursed for a period of 36 months following such fee waivers and expense reimbursements. Please refer to the notes to the financial statements included in each Fund’s most recent annual report for more information.

Pursuant to a Fund Accounting and Administration Agreement with the Trust, as amended, MUFG (the Funds' transfer agent) also acts as the administrative agent for the Funds and, as such, performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For these services, MUFG receives, on an annual basis, a fee equal to the lesser of the fees calculated in accordance with (i) and (ii) below. The determination of which fee rate will apply shall be made on a Fund-by-Fund basis on each day in which the Fund calculates its net asset value per share, and the determination of which per-year minimum will apply shall be calculated on a Fund-by-Fund basis and shall be performed once per year.

(i)	0.095% for each Fund, based on average daily net assets, or $25,000 per Fund per year, whichever is greater; or

(ii)	The greater of (a) the portion of a Trust-wide annual fee of $500,000 allocable to each Fund based on that Fund’s pro rata portion of the entire Trust’s assets; or (b) an annual rate, based on average daily net assets, of 0.50% between $0 to $1 billion, 0.04% between $1 billion to $3 billion, and 0.03% above $3 billion.
Pursuant to a Transfer Agency Agreement with the Trust, as amended, the Transfer Agent performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. Prior to October 4, 2016, Rydex Fund Services, LLC (“RFS”), a then affiliate of the Investment Manager, served as the Funds’ transfer and administrative agent. On October 4, 2016, RFS was acquired from Guggenheim by MUFG Investor Services (“MUFG”), the global asset servicing group of Mitsubishi UFJ Financial Group. In connection with the acquisition, RFS changed its name to MUFG Investor Services (US), LLC. MUFG is located at 805 King Farm Boulevard, Rockville, Maryland 20850. For these services, the Transfer Agent receives the lower of the following fees (i) and (ii) below with respect to each class of shares of the Funds:

(i)	Subject to a minimum fee per year of $25,000:
Account Set-Up Charge - A fee of $4 to open a position in a Fund for a single registration (“Account”) on RFS’s transfer agency system to hold shares of the Funds.
Annual Maintenance Charge - An annual per Account fee of (i) $8 per open Account for regular accounts, (ii) $6.50 per open Account with respect to Accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems and (iii) $5 per Account for closed Accounts that remain outstanding on RFS’s transfer agency system (regardless of whether such Accounts are regular or Matrix Level III).
Transaction Charge - A per transaction charge of (i) $1.10 per transaction for regular Accounts and (ii) $0.60 per transaction for Accounts which are Matrix Level III.

(ii)	An annual fee of $24,000 per Fund, plus:
Annual Maintenance Charge - An annual per Account fee of (i) $9 per open Account for regular accounts, (ii) $7 per open Account with respect to Accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems and (iii) $5 per Account for closed Accounts that remain outstanding on RFS’s transfer agency system (regardless of whether such Accounts are regular or Matrix Level III), and (iv) $0.50 per Account for closed accounts.
The Funds have agreed to reimburse the Transfer Agent or its affiliates for expenses the Transfer Agent or its affiliates pays to third-party administrators, broker/dealers, banks, insurance companies or other financial intermediaries for providing sub-transfer agency and similar services to shareholders, including beneficial shareholders of a Fund where such shares are held in omnibus accounts, pursuant to various sub-transfer agency agreements. Payments reimbursed by the Funds pursuant to such agreements are generally based on: (1) the average daily net assets of clients serviced by such financial intermediary; or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. Because these financial intermediaries may be paid different amounts per class in exchange for the provision of sub-transfer agency services, these payments may create a conflict of interest by influencing your financial intermediary to recommend one fund class of shares over another. The fees paid for sub-transfer agency and similar services vary based on, for example, the nature of the services provided. For the most recently completed fiscal year, the total sub-transfer agency payments of this nature made by the Trust on behalf of its series, including certain series not included in this SAI, were approximately $144,746.
Each Fund pays all of its respective expenses not assumed by the Transfer Agent or the Distributor, including organization expenses; Trustees’ fees; fees of the Fund’s custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class C and Class P distribution fees; and legal, auditing and accounting expenses. Each Fund also pays for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund or legal and other professional costs, which may be significant, that may be incurred when enforcing shareholder rights in connection with an investment or in structuring an investment (e.g., negotiation of investment terms and 1940 Act compliance considerations). Notably, private debt and derivatives investments of the Funds often require legal reviews for 1940 Act compliance purposes, and the associated costs are borne by the Funds. In certain cases, these fees can be borne by several Funds and are allocated among respective parties based on methods intended to result in fair and equitable allocations.
Prior to May 9, 2016, ALPS Fund Services, Inc. ("AFS"), served as administrator with respect to the Funds, and the Funds paid AFS in its role as administrator. Therefore, the Funds did not pay the Transfer Agent any administrative service fees prior to May 9, 2016. For the period from October 1, 2015 through May 8, 2016, AFS received fees from the Trust for its services to the Funds (except for the Guggenheim SMID-Cap Fund) totaling $446,834.
CODES OF ETHICS
The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. Subject to and consistent with the Funds’ Code of Ethics, access persons are permitted to engage in personal securities transactions in securities that are held by the Funds. All access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.
PORTFOLIO MANAGERS
Compensation—The Investment Manager compensates portfolio managers for their management of a Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. All employees of the Investment Manager are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.  The Investment Manager's deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of Fund(s) managed by the particular portfolio manager.  The value of the Fund shares under the deferred compensation program is awarded annually and each award vests over a period of years (generally 4 years).  As discussed below, a portfolio manager’s ownership of shares of a Fund managed by the portfolio manager may create conflicts of interest that incentivize the portfolio manager to favor such Fund over other Funds or other accounts.
Other Accounts Managed by Portfolio Managers—Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the Fund he/she manages. As of the end of the Funds' most recently completed fiscal year, the Portfolio Managers are responsible for the management of certain other accounts, as follows:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Burak Hurmeydan	4	$267	0	$0	0	$0
Farhan Sharaff	26	$3,554	3	$68	0	$0

As of the end of the Funds' most recently completed fiscal year, the portfolio managers did not manage any registered investment companies, pooled investment vehicles or accounts in which the advisory fee is based on performance.
Portfolio Manager Ownership of Fund Shares—As of the end of the Funds' most recently completed fiscal year, the portfolio managers did not own shares of the Funds.

Information Regarding Potential Conflicts of Interest—
Potential Conflicts Related to the Sale of Fund Shares. The Investment Manager, its affiliates and its employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. The Funds and/or the Investment Manager or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds over other funds or financial products.

To the extent permitted by applicable law, the Investment Manager and its affiliates and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of the assets of the Investment Manager or its affiliates or amounts payable to the Investment Manager or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Funds over other funds or financial products.
Potential Conflicts Related to Management of the Funds by the Investment Manager.
The following are descriptions of certain conflicts, financial or otherwise, that the Investment Manager and its employees may have in managing the Funds. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of the Investment Manager, its affiliates, or its clients. To address these and other actual or potential conflicts, the Investment Manager and the Funds have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with the Investment Manager’s fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. In certain cases, transactions involving potential conflicts of interest described below may be elevated for review by a conflicts review committee, the members of which are senior personnel of the Investment Manager’s affiliates and are not employees or clients of the Investment Manager. Additional information about potential conflicts of interest regarding the Investment Manager is set forth in the Investment Manager’s Form ADV. A copy of Part 1 and Part 2A of the Investment Manager’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.
The Investment Manager and Its Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. The Investment Manager is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including the Investment Manager (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for the Investment Manager in managing the Funds.
For example, the Other Business Activities may create conflicts between the interests of a Fund, on the one hand, and the interests of the Investment Manager, its affiliates and its other clients, on the other hand. The Investment Manager and its affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, asset management and other capacities related to securities and instruments that may be purchased, sold or held by a Fund, and the Investment Manager or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that a Fund may (in accordance with applicable rules) purchase, sell or hold. At times, these activities may cause the Investment Manager and its affiliates to give advice to their clients that may cause these clients to take actions in conflict with or adverse to the interest of a Fund. In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for the Investment Manager’s clients. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by a Fund. Such activities could affect the prices and availability of the securities and instruments that a Fund holds or that the Investment Manager seeks to buy or sell for a Fund’s account, which could adversely impact the financial returns of the Fund.
These Other Business Activities may create other potential conflicts of interests in managing the Funds, may cause the Funds to be subject to additional regulatory limits and, in certain circumstances, may prevent a Fund from participating or limit a Fund’s participation in an investment opportunity that the Fund’s portfolio managers view to be favorable. As a result, activities and dealings of the Investment Manager and its affiliates may affect the Funds in ways that may disadvantage or restrict the Funds or be deemed to benefit the Investment Manager, its affiliates or other client accounts.
Investment Manager and its Affiliates’ Activities on Behalf of Other Clients. The Investment Manager and its affiliates currently manage and expect to continue to manage a variety of other client accounts, including (without limitation) separately managed accounts, open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to the Investment Manager, as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by Funds and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Funds. There are no restrictions on the ability of the Investment Manager and its affiliates to manage Other Clients following the same, similar or different investment objectives, strategies and philosophies as those employed by the Funds. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited. Other Clients may also be subject to different legal restrictions or regulatory regimes than the Funds. Regardless of the similarity in investment objectives and strategies between the Funds and Other Clients, the Investment Manager may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Funds, and the Funds and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument, which may be disadvantageous to the Funds and adversely affect their performance.
The investment policies, fee arrangements and other characteristics of the Funds may also vary from those of Other Clients. In some cases, the Investment Manager or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Funds (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over Funds or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Funds. The Investment Manager on behalf of the Funds or Other Clients may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt or when the same or similar investments have different rights or benefits), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, the Investment Manager will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, the Investment Managers may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Funds and other clients. These potential conflicts of interests between the Investment Manager’s clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of a Fund’s use of certain investment strategies, including small capitalization, emerging market, distressed or less liquid strategies.
Investment Manager Activities on Behalf of Affiliated or Related Accounts. To the extent permitted by the 1940 Act and other laws, the Investment Manager, from time to time, may initiate or recommend transactions in the loans or securities of companies in which the Investment Manager, its related persons, or its affiliates have a controlling or other material direct or indirect interest.
Sammons Enterprises, Inc. (“Sammons”), a diversified company with several insurance company subsidiaries, is the largest single equity holder in Guggenheim Capital, LLC (“Guggenheim Capital”), the Investment Manager’s ultimate parent company. Sammons has relationships with the Investment Manager and various Guggenheim Entities. In addition, Guggenheim Capital wholly owns Guggenheim Life and Annuity Company and Clear Spring Life Insurance Company (together with Sammons, the “Affiliated Insurance Companies”). Certain Affiliated Insurance Companies and their subsidiaries are advisory clients of the Investment Manager and, accordingly, pay the Investment Manager a substantial amount of annual fees for advisory services. Sammons is the largest individual stakeholder of the Investment Manager and the largest individual source of annual advisory fees paid to the Investment Manager.
Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries (“Guggenheim Related Persons”) have economic interests or voting interests in companies, including insurance companies that are advisory clients of the Investment Manager. Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, or may serve as a director on the board of issuers, in which the Investment Manager has invested or will invest on behalf of their clients or to which the Investment Manager has provided or will provide financing on behalf of their clients. Additionally, Guggenheim Related Persons may have direct or indirect investments in and/or have financial or other relationships with some of the Investment Manager's clients or other investment vehicles that may create potential conflicts of interest. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to an Investment Manager and its affiliates. In addition, Guggenheim Related Persons have direct or indirect proprietary or personal investments in and/or have financial or other relationships with financial industry participants or other entities (including trading platforms) that may perform services on behalf of, or in connection with, investments made by the Investment Manager on behalf of its clients. The Investment Manager does not expect these transactions to be material.
The relationships described above create potential conflicts of interest for the Investment Manager in managing the Funds and could create an incentive for the Investment Manager to favor the interests of these companies over its clients. These incentives are more pronounced where the Investment Manager has multiple relationships with the client. For example, the Investment Manager has invested, and may in the future invest, on behalf of its clients in issuers or transactions in which Affiliated Insurance Companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, the accounts of Affiliated Insurance Companies and other Investment Manager clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Funds and other clients of the Investment Manager. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by the Investment Manager on behalf of the Funds and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) the Investment Manager may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) the Investment Manager may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including the Funds. In addition, the Investment Manager may be subject to conflicts of interest with respect to financial industry participants or other entities (including trading platforms) because transactions on or through such platforms may result in compensation directly being paid to these entities that indirectly benefits Guggenheim Related Persons.
The Investment Manager mitigates potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of the Investment Manager’s pecuniary or investment interests (or those of their respective employees or affiliates). The Funds and the Investment Manager also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit Fund transactions with affiliates (or exemptive rules thereunder).
Allocation of Investment Opportunities. As described above, the Investment Manager and its affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Funds, and such Other Clients could be viewed as being in competition with the Funds for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Funds may vary from those of the Other Clients, and the Investment Manager may face potential conflicts of interest because the Investment Manager may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.
In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by the Investment Manager, unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated.  When the Investment Manager believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.
The Investment Manager has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and financial objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, the Investment Manager may be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, the Investment Manager may determine that an investment opportunity is appropriate for a particular client account, but not for another.
The Investment Manager allocates transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client over time. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers.  With respect to fixed income and private equity assets, this initial allocation study is overseen by a central allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the central allocation group. With respect to public equity securities and public equity-related securities, the allocation generally reflects a pro rata participation in the investment opportunity among participating client accounts. Allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.
The application of relevant allocation factors may result in non-pro rata allocations, and particular client accounts (including client accounts in which the Investment Manager and its affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) may receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on a Fund with respect to the price or size of securities positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by a Fund or the size of the position purchased or sold by a Fund (including prohibiting a Fund from purchasing a position) or may limit the rights that a Fund may exercise with respect to an investment.
Allocation of Limited Time and Attention. The portfolio managers for the Funds may devote as much time to the Funds as the Investment Manager deems appropriate to perform their duties in accordance with reasonable commercial standards and the Investment Manager's duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Funds may have no interest. As a result of these separate business activities, the Investment Manager may have conflicts of interest in allocating management time, services and functions among the Funds and Other Business Activities or Other Clients in that the time and effort of the Funds’ portfolio managers would not be devoted exclusively to the business of the Funds.
Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, the Investment Manager and its affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments. The Investment Manager will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, the Investment Manager may be unable to initiate a transaction for a Fund’s account that it otherwise might have initiated. As a result, a Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.
Valuation of the Funds’ Investments. Fund assets are valued in accordance with the Trust’s valuation procedures. The valuation of a security or other asset for the Funds may differ from the value ascribed to the same asset by affiliates of the Investment Manager (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Funds’ procedures or may have access to different information or pricing vendors or use different models or techniques. The Investment Manager play a role in the valuation of Fund assets and may face a potential conflict with respect to such valuations.
Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Funds may invest in other funds sponsored, managed, advised or sub-advised by the Investment Manager. Investments by a Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of the Fund. As disclosed in the Prospectus and this SAI, the Investment Manager has agreed to waive certain fees associated with these investments. In other circumstances, the Investment Manager may make investments for clients for various portfolio management purposes in limited partnerships or similar vehicles that are managed or otherwise serviced by affiliates of the Investment Manager that will be compensated for such services.

Potential Conflicts Associated with the Investment Manager and Its Affiliates Acting in Multiple Capacities Simultaneously
Principal and Cross Transactions. The Investment Manager may, to the extent permitted under applicable law, effect client cross transactions where the Investment Manager causes a transaction to be effected between a Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because the Investment Manager represents the interests of both the selling account and the buying account in the same transaction, and the Investment Manager could seek to treat one party to the cross transaction more favorably than the other party. The Investment Manager has policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with the Investment Manager’s fiduciary duties and obligation to seek best execution and applicable rules.
Investment Manager and Its Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, the Investment Manager may cause the Funds to invest in securities, bank loans or other obligations of companies or structured product vehicles that result in commissions, initial or ongoing fees, or other remuneration paid to (and retained by) the Investment Manager or one of its affiliates. Such investments may include (i) investments that the Investment Manager or one of its affiliates originated, arranged or placed, (ii) investments in which the Investment Manager’s affiliate provided investment banking, financial advisory or similar services to a party involved in the transaction to which the investment relates (such as acquisition financing in a transaction in which the Investment Manager's affiliate represented the buyer or seller); (iii) investments where the Investment Manager or its affiliates provided other services to a transaction participant or other third party, (iv) investments where the Investment Manager or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (v) investments that are secured or otherwise backed by collateral that could include assets originated , sold or financed by the Investment Manager or its affiliates, investment funds or pools managed by the Investment Manager or its affiliates or assets or obligations managed by the Investment Manager or its affiliates. Commissions, fees, or other remuneration payable to the Investment Manager or its affiliates in these transactions may present a potential conflict in that the Investment Manager may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.
In some circumstances, and also subject to applicable law, the Investment Manager may cause the Funds to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer, borrower or another transaction party (such as a placement agent or arranger) is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of the Investment Manager, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of the Investment Manager’s affiliates or their related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of the Investment Manager’s clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of the Investment Manager, or the Investment Manager’s advisory client is a lender or financing provider to the Investment Manager or its affiliates (including a parent), a potential conflict may exist as the Investment Manager may have an incentive to favor the interests of those clients relative to those of its other clients.
Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of the Investment Manager’s affiliates in the offerings described above or the financial markets more broadly may restrict a Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Funds, or affect the timing or price of such acquisitions or the sale of an investment, which may adversely affect Fund performance.

Subject to applicable law and regulation, personnel of the Guggenheim Entities may support the overall investment management functions of the Investment Manager but may be subject to potential conflicts of interest with respect to certain investment opportunities and, as such, may have an incentive to identify investment opportunities for, and allocate investment opportunities to, third-parties. Similarly, to the extent that other Guggenheim Entities sponsor and manage funds that compete with the Funds’ investment programs, these funds may reduce capacity otherwise available to the Funds.

To the extent permitted by applicable law, the Investment Manager and its affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to portfolio holdings of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.
Present and future activities of the Investment Manager and its affiliates (and the role and relationships of the Investment Manager's personnel with other Guggenheim Entities), in addition to those described in this SAI, may give rise to additional or different conflicts of interest.
Portfolio Manager Compensation. As discussed above, portfolio managers may own Funds shares and a portion of their compensation may include equity in the form of shares of certain funds (other than the Funds) managed by the particular portfolio manager.  As a result, a potential conflict of interest may arise to the extent a portfolio manager owns or has an interest in shares of a specific Fund or fund that he or she manages.  These personal investments may create an incentive for a portfolio manager to favor such Fund(s) or fund(s) over other advisory clients, including other Funds.
PROXY VOTING

The Board has delegated to the Investment Manager the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings. A Fund may hold shares in underlying funds offered exclusively to funds managed by an Investment Manager of its affiliates. The Investment Manager of a Fund holding shares of such an underlying fund will cause the Fund to: (i) echo vote its interests in the underlying fund in proportion to the votes of the shareholders of the Fund in the event that both the Fund and the underlying fund are voting on substantially identical proposals or, in all other cases; (ii) seek voting instructions from the Independent Trustees or an independent proxy voting service if deemed appropriate by the Independent Trustees.
The Investment Manager’s Proxy Voting Policies and Procedures (in this section, “Procedures”) are designed to ensure that proxies are voted in the best interests of the applicable Fund. Where the Investment Manager has been delegated the responsibility for voting proxies, it will take reasonable steps under the Procedures to ensure that proxies are received and voted in the best long-term interests of its clients. The Investment Manager will consider all relevant factors without giving undue weight to the opinions of others individuals or groups who may have an economic interest in the outcome of the proxy vote.
The financial interest of the Investment Manager’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between the Investment Manager and its clients with respect to proxy voting are resolved in the best interests of the clients. Corporate actions, such as rights offerings, tender offers, and stock splits or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO) or legal actions, such as bankruptcy proceedings or class action lawsuits are outside the scope of the Procedures.
The Investment Manager has adopted the proxy voting guidelines of an outside proxy voting firm, ISS, as the Investment Manager’s proxy voting guidelines (in this section, “Guidelines”). The Investment Manager has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. At inception, the Investment Manager will assess the Procedures to determine which Guidelines will be followed. The Investment Manager reviews the Guidelines and ISS’s performance of its duties as agent at least annually. The Investment Manager may override the Guidelines recommending a vote on a particular proposal if the Investment Manager determines a different vote to be in the best interest of the client or if required to deviate under applicable law, rule or regulation. If a proposal is voted contrary to the ISS Guidelines, the reasons will be documented in writing by the Investment Manager
The Investment Manager seeks to vote securities in the best interest of clients, and will apply the Guidelines regardless whether the issuer, a third party, or both solicit the Investment Manager’s vote.
In the absence of contrary instructions received from the Investment Manager, ISS will vote proxies in accordance with the ISS Guidelines, as such Guidelines may be revised from time to time. The Investment Manager will typically vote proxies itself in two scenarios: (1) the Guidelines do not address the proposal; and (2) the Investment Manager has decided to vote some or all of the shares contrary to the Guidelines.

(1)
Proposals not addressed by Guidelines: ISS will notify the Investment Manager of all proxy proposals that do not fall within the Guidelines (i.e., proposals which are either not addressed in the Guidelines or proposals for which the Investment Manager has indicated that a decision will be made on a case-by-case basis, such as fixed-income securities). If the Investment Manager determines that there is no material conflicts of interest, the proposal will be voted in accordance with the recommendation of its regular process. If there is a material conflict of interest, the Investment Manager will follow the procedures outlined below.

(2)
Proposal to be voted contrary to Guidelines: When the Investment Manager decides that a proposal should be voted contrary to the Guidelines, because it believes it is in the best interest of the client to do so, the Investment Manager will determine whether there is a material conflict of interest as to that proposal. If the Investment Manager determines that there is no material conflict of interest, the Investment Manager will notify override the proposal from ISS. If there is a material conflict of interest, the Investment Manager will follow the procedures outlined below.

The Investment Manager occasionally may be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of particular votes. Common examples of conflicts in the voting of proxies are: (a) the Investment Manager or an affiliate of the Investment Manager provides or is seeking to provide services to the company on whose behalf proxies are being solicited, (b) an employee of the Investment Manager or its affiliate has a personal relationships with the company’s management or another proponent of a proxy issue, or (c) an immediate family member of the employee of the Investment Manager or its affiliates is a director or executive officer of the company. If a material conflict of interest exists as determined by the Investment Manager, the Investment Manager will attempt to resolve the conflict consistent with the procedures below. In certain cases, the Investment Manager may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Fund.
If the Guidelines do not address a proposal, or the Investment Manager wishes to vote a proposal contrary to the Guidelines, or ISS does not provide a recommendation on a proposal, and the Investment Manager has a material conflict of interest as to the vote, then the Investment Manager may resolve the conflict in any of the following ways, as recommended by the Committee:

•	Refer Proposal to the Client - The Investment Manager may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

•
Obtain Client Ratification - If the Investment Manager is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Investment Manager may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how the Investment Manager will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•	Abstain from voting.

•
Use another Independent Third Party for All Proposals - Subject to any client imposed proxy voting policies, the Investment Manager may vote all proposals in a single proxy according to the policies of an independent third party other than ISS (or have the third party vote such proxies).

•
Use another Independent Third Party to Vote Only the Specific Proposals that Involve a Conflict - Subject to any client imposed proxy voting policies, the Investment Manager may use an independent third party other than ISS to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).

The method selected by the Investment Manager to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.
Clients may obtain information about how the Investment Manager voted proxies on their behalf by contacting the Investment Manager.
The Funds are required to file Form N-PX with the SEC with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, Form N-PX will be available without charge: (1) from the Funds, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov.
DISTRIBUTOR
Effective May 9, 2016, Guggenheim Funds Distributors, LLC (the “Distributor”), 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, a Delaware limited liability company serves as the principal underwriter for shares of the Trust pursuant to a Distribution Agreement. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor also acts as principal underwriter for Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.
The Distributor receives a maximum commission on sales of Class A shares of each Fund other than Guggenheim SMID-Cap Fund of 4.75% and allows a maximum sales charge percentage reallowable to dealers of 4.00% on Fund shares sold, and receives a maximum commission on sales of Class A shares of Guggenheim SMID-Cap Fund of 5.75% and allows a maximum sales charge percentage reallowable to dealers of 5.00% of Fund shares sold. The maximum sales charge percentage reallowable to dealers is the same for all dealers, but the Distributor at its discretion may increase the amount for specific periods.
The Distributor does not receive any compensation from the Funds for the distribution of Institutional class shares.
The Distributor, on behalf of the Fund, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker and thus received no brokerage commissions.
After the initial two-year term, the Fund’s Distribution Agreement is renewable annually either by the Board or by the vote of a majority of the Fund’s outstanding securities, and, in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days' written notice.
PORTFOLIO TURNOVER
Portfolio turnover rates may vary greatly from year to year as well as within a particular year. In the fiscal year ended September 30, 2017, Guggenheim Directional Allocation Fund experienced a significant decrease in its portfolio turnover rate compared to its portfolio turnover rate for the previous fiscal year ended September 30, 2016. The decrease in portfolio turnover was primarily attributable to consistently bullish conditions in the equity market and the economy during the previous fiscal year leading to a stable allocation to the Guggenheim RBP® Large-Cap Market Index and the Guggenheim RBP® Large-Cap Aggressive Index. For the fiscal year ended September 30, 2018, Guggenheim RBP® Dividend Fund experienced a significant decrease in its portfolio turnover rate compared to its portfolio turnover rate for the previous fiscal year. This decrease in portfolio turnover rate was a result of changes to the Guggenheim RBP® Dividend Index effective September 15, 2017, that were designed to mitigate portfolio turnover, among other objectives.
ALLOCATION OF PORTFOLIO BROKERAGE
GPIM makes investment decisions for each Fund, selects brokers and dealers to effect transactions and negotiates price, commissions, and markups or markdowns or spreads, if any, with respect to these transactions. GPIM has adopted policies and procedures that it believes are reasonably designed to obtain best execution for portfolio transactions and to allocate investment opportunities among the Funds and GPIM’s other clients fairly, equitably and in a non-preferential manner over time.
GPIM has discretionary trading authority on behalf of the Funds and it’s other clients, and has a duty to each of those Funds (and its other clients) to seek the most favorable execution for each portfolio transaction it makes on their behalf. In furtherance of achieving the most favorable execution, GPIM will generally conduct business with brokers that, in its judgment, are reputable and financially stable. When reviewing brokers, GPIM may consider, including, without limitation, the size and type of transaction, access to liquidity, execution efficiency and capability, and other factors it may deem appropriate. GPIM uses its judgment to select a broker or dealer on the basis of how a transaction can be executed to achieve the most favorable execution for its client under the circumstances. Accordingly, GPIM is not obligated to choose the broker or dealer offering the lowest available commission rate or the lowest possible execution cost on a transaction. GPIM and its affiliates do not currently participate in soft dollar arrangements.
GPIM may aggregate trade orders for one or more Funds and/or its other clients in a particular security when it believes that doing so is in the best interests of all participating clients and is in furtherance of its duty to seek best execution. Aggregation of trade orders may result in an overall benefit to a Fund because it may achieve efficiencies in execution and reduce trading costs. When aggregating trades, GPIM will continue to seek best execution, treat all participating clients fairly and ensure participating clients pay the same price, net of transaction costs. GPIM will allocate orders objectively and in a fair and equitable manner in relation to the objectives, investment strategies, account constraints and restrictions, and relative exposure to asset classes of the Fund(s) and other client accounts involved. Generally, GPIM will allocate these orders pro rata among participating clients. In some cases, GPIM may use various other methods of allocation that are considered to be consistent with GPIM’s established policies and procedures.
The table below sets forth the brokerage fees paid by the Funds during the Funds' three most recently completed fiscal years and certain other information:

	For Fiscal Year Ended 9/30/18	For Fiscal Year Ended 9/30/17	For Fiscal Year Ended 9/30/16
Guggenheim RBP® LgCap Defensive Fund	$6,852	$5,788	$8,686
Guggenheim RBP® Dividend Fund	$7,314	$23,545	$21,003
Guggenheim RBP® LgCap Market Fund	$5,868	$6,564	$8,641
Guggenheim RBP® LgCap Value Fund	$1,650	$2,012	$1,663
Guggenheim Directional Allocation Fund	$214,726	$198,772	$532,991
The aggregate brokerage commissions for the Guggenheim RBP® Dividend Fund increased between fiscal years as a result of several factors that increase Fund trading, including (1) frequent and larger volume investment inflows and outflows that require changes to portfolio holdings, and (2) a Fund’s Index being rebalanced at least quarterly or more frequently when economic conditions signal changes, or to account for corporate actions such as mergers or de-listings. The aggregate brokerage commissions for the Guggenheim RBP® LgCap Defensive Fund, the Guggenheim RBP® LgCap Market Fund, the Guggenheim RBP® LgCap Value Fund, and the Guggenheim Allocation Fund decreased between fiscal years as a result of lower Fund trading, due to less frequent and lower volume inflows and outflows.
During such fiscal years, the Funds paid no brokerage commissions to ALPS Distributors, Inc. and Guggenheim Funds Distributors, LLC, the former and current principal underwriters. For the three most recently completed fiscal years, no Fund paid any of its aggregate brokerage commissions to, or transacted any of their transactions through, an affiliate of the Investment Manager.
The Funds contemplate that, consistent with the policy of obtaining the best execution, brokerage transactions may be conducted through affiliates of the Investment Manager and Distributor. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair.
Portfolio Turnover Rate.  Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.
SECURITIES OF REGULAR BROKER-DEALERS
In certain cases, a Fund, as part of its principal investment strategies, or otherwise as a permissible investment, will invest in the securities of the regular broker-dealers that its Investment Manager uses to effect brokerage transactions for the Funds. As of the end of the Funds' most recently completed fiscal year, the following Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, in the aggregate amounts shown below:

Fund	Regular Broker or Dealer	Value of Securities Held
Guggenheim Directional Allocation Fund	Bank of America Corp.	$6,816,308
Guggenheim RBP® LgCap Market Fund	Bank of America Corp.	$179,735
Guggenheim RBP® LgCap Value Fund	Bank of America Corp.	$40,272
HOW NET ASSET VALUE IS DETERMINED
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” Neither the Prospectus nor the following information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectus and below may not represent the specific means by which a Fund’s investments are valued on any particular business day.
The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund’s shares. The NAV of a Fund is calculated by dividing the market value of the Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued with the Funds’ valuation procedures, the Fund will fair value those securities and assets in good faith using methods approved by the Board of Trustees. The Funds' valuation procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. As a general matter, valuing securities accurately is difficult and can be based on inputs and assumptions which may not always be correct
Equity securities traded on a domestic securities exchange (including ETFs, ADRs and GDRs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, then an exchange-traded equity security is valued on the basis of the last bid price. OTC securities held by a Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of a Fund that are usually traded on multiple exchanges or markets are taken at the last sales price of such securities on the primary exchange or market on which they are traded.
Discount notes with a maturity greater than 60 days at the time of purchase will be generally valued based on market quotations from approved pricing services, except as specified below. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Funds in valuing securities and can rely on limited available information. If prices obtained from pricing services are unavailable, then the securities are generally fair valued in accordance with the Funds' valuation procedures. Certain securities may be valued based on broker bid prices.
Commercial paper will be valued using market quotations from approved pricing services. A Fund will utilize the amortized cost method in valuing its discount notes with maturities of 60 days or less for purposes of determining the NAV of its shares. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If it is deemed that amortized cost does not represent fair value, then market quotations from a pricing service will be used.
CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using a price provided by a pricing service or may be fair valued.

For investments in an underlying open-end mutual fund (other than ETFs), or investments in any wholly-owned foreign subsidiary, a Fund values its investment in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.
Options on securities and indices purchased by a Fund generally are valued using the mid price, which is the mean of the spread between the bid and ask prices.
The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A credit default swap will be valued on the basis of the current trade price. If a qualifying trade price is unavailable, then the mid point price may be used. An interest rate swap is generally valued using the closing price from the prior day, subject to an adjustment for the current day's spreads. Certain equity portfolio swaps are valued using the last sale price on the exchange for each of the swap’s underlying equity securities.
The loans (including syndicated bank loans) in which a Fund may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by a pricing service. If no pricing service is available, the valuations may be based on broker quotations or other market information (e.g., trade prices) or may be fair valued. Funds that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued.
For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollars at the relevant foreign exchange rate as obtained from a pricing service/vendor as set forth in the Funds’ valuation procedures.
A Fund may fair value an asset when a market quotation is not readily available, is not reliable, or the valuation of an asset does not reflect the asset’s fair value as of the applicable valuation time. The Funds also may value their foreign securities at fair value when a significant event is deemed to have occurred. The Board has adopted fair valuation procedures for the Funds and has delegated certain responsibilities for fair value determinations to the Valuation Committee, which consists of personnel of the Investment Manager and other committee members.
Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds' valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds' valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.
HOW TO REDEEM SHARES
Shareholders may turn in their shares , other than Class P shares, directly to the Transfer Agent for redemption at NAV (which may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding orders are received in proper form by the fund of funds.
Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee);

•	Signature of account owner(s) (not required for telephone redemptions); and

•	Any share certificates issued for any of the shares to be redeemed (if applicable).

To avoid delay in redemption or transfer, shareholders having questions should contact the Transfer Agent.
Shareholders of Class P shares may submit redemption orders to the financial intermediary through whom their accounts were opened. Such orders will receive the NAV next calculated after receipt of the orders by the financial intermediary.
In addition to the rights expressly set forth in the Prospectus and this SAI, the Funds reserve the right to close your account or redeem your shares in other circumstances as may be determined by the Board or by Fund management pursuant to policies adopted by the Board. Neither the Funds, the Investment Manager (or its affiliates), nor the Board will be responsible for any loss in your account or tax liability resulting from such a redemption. The Board may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances, such as when it has determined that a particular shareholder’s ownership is not in the best interests of the other shareholders of a Fund or failure to so redeem may have materially adverse consequences to other shareholders. Involuntary redemptions in any case may be in cash or in-kind.
Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Funds’ next determined NAV calculated after your redemption order is received in good order by your financial intermediary or, for shares of each class other than Class P shares, the Transfer Agent.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. Each Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Receiving Your Redemption Proceeds-Your redemption proceeds normally will be sent within seven days of the Transfer Agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent to you or your financial intermediary, as applicable, on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions, unless paid in-kind (see below), will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
When investing in the Funds, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Code.
In addition to the foregoing redemption procedure, the Funds repurchase shares from brokers and other financial intermediaries at the price determined as of the close of business on the day such offer is confirmed. The Distributor and Transfer Agent have been authorized, as agents, to make such repurchases for the Funds’ account. Dealers may charge a commission or other fee on the repurchase of shares.
The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See “Purchases for Retirement Plans”).

Redemptions In-Kind—Each Fund reserves the right to use redemptions in-kind at all times, including during stressed conditions or other circumstances. A Fund may satisfy a redemption request by distribution in-kind of securities for a variety of purposes, such as tax management and liquidity risk management, as well as in instances of large redemptions. A Fund may also satisfy redemption requests entirely through redemptions in-kind upon the request of a shareholder. In each case, such redemption in-kind would be effected in accordance with the 1940 Act thereunder.

The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. As described above, the Funds reserve the right, in their discretion, to satisfy other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the applicable Fund’s portfolio (“redemption in-kind”). The securities distributed in such a redemption in-kind distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed and generally represent a pro rata portion of Fund portfolio assets subject to certain adjustments (e.g., for non-transferable investments, odd lots or small lots of securities, and derivatives). In the case of a non-pro rata distribution, the distribution would be subject to the Trust’s officers and the Trust’s Liquidity Risk Management Program Administrator, in consultation with the portfolio managers and other personnel of the Investment Manager, as deemed warranted or appropriate, determining that the distribution is fair and not disadvantageous to the redeeming or remaining shareholders.

In the event a shareholder were to receive a redemption in-kind of portfolio securities of the Funds, it would be the responsibility of the shareholder to dispose of the securities, which may result in capital gains or other tax consequences. The shareholder would bear market risks and thus be at risk that the value of the securities would decline prior to their sale or would be sold at a price that differs from their original value, that it would be difficult to sell the securities, and that brokerage fees and other transaction costs could be incurred.
Telephone Redemptions-A shareholder may redeem uncertificated shares. The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Transfer Agent, a shareholder may redeem shares by calling the Funds at 800.820.0888, on weekdays (except holidays) between 8:30 a.m. and 5:30 p.m. Eastern Time. Redemption requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Telephone redemptions are not accepted for retirement accounts. A shareholder who authorizes telephone redemptions authorizes the Transfer Agent to act upon the instructions of any person identifying himself as the owner of the account or the owner’s broker. The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner’s tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Transfer Agent, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request, provided that the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Transfer Agent or the Funds.
During periods of severe market or economic conditions, telephone redemptions may be difficult to implement, and shareholders should make redemptions by mail as described under “How to Redeem Shares.”
HOW TO EXCHANGE SHARES
Shareholders of the Funds may exchange their shares for shares of the same class of shares of another series of the Trust or for shares of certain other mutual funds, including funds in the Family of Funds, or as described below. You may exchange shares for the same class of shares of the series of the Trust, Guggenheim Funds Trust, Rydex Series Funds and the Rydex Dynamic Funds (together with the Funds, the “Family of Funds”). Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.
Class A, Class C, Institutional Class, Class P and Class R6 shares of the Funds may be exchanged for Class A, Class C, Institutional Class, Class P and Class R6 shares, respectively, of another of the available funds. Shareholders of Class A shares may exchange their shares for Institutional Class shares if the shareholders meet the minimum initial investment and the specific eligibility requirements. Shareholders of Institutional class shares may exchange their shares for Class A shares of funds in the Family of Funds. The Class A shares will be subject to all of the Class A share conditions, including any applicable sales charges. No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares. Any contingent deferred sales charge applicable to exchanged Class A or Class C shares will be calculated from the date of the initial purchase. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Funds, upon notice to shareholders, this privilege may be changed or discontinued at any time.
Before exchanging your shares for shares of another mutual fund in the Family of Funds that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.
Shareholders of Class P shares may exchange Class P shares by submitting the transaction order through their broker/dealer or other financial intermediary through whom Fund shares were purchased.
Exchange By Telephone-A shareholder of each class of shares, other than Class P shares, may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 a.m. and 5:30 p.m. Eastern Time. Exchange requests received after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.
The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the fund(s) in the Family of Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Transfer Agent nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.
DIVIDENDS AND TAXES
It is each Fund’s policy to declare dividends from its net investment income and pay such dividends at least annually, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge and Institutional Class shares of the Funds bear no distribution expenses, while Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class C shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class C shares generally will be lower than those paid with respect to Class A and Institutional Class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at NAV, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Transfer Agent is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder’s bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.
The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them in additional Fund shares. Distributions of net investment income and any short-term capital gains by the Funds are taxable as ordinary income whether received in cash or reinvested in additional shares.
Tax Considerations-The following summarizes certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify annually and intends to elect or has elected to be treated as a regulated investment company under the Code. To qualify for treatment as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies (the “Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships; and (iii) distribute dividends of an amount at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses), determined without regard to the deduction for dividends paid, plus its net tax-exempt interest each taxable year (the “Annual Minimum Distribution Requirement”).
The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.
Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund’s ability to qualify as a regulated investment company might be affected.
Assuming each Fund qualifies as a regulated investment company, each such Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.
Generally, regulated investment companies, like the Funds, typically must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. Generally, to avoid this tax, a regulated investment company must distribute in respect of each calendar year dividends of an amount at least equal to the sum of: (i) 98% of its ordinary income (taking into account certain adjustments and deferrals) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years and on which the regulated investment companies paid no federal income tax. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If a Fund were unable to distribute an amount at least equal to the Annual Minimum Distribution Requirement within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed investment company taxable income and gains. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).
All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Funds, are generally taxable as ordinary income.

For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder’s dividends received deduction to the extent the relevant Fund reports the amount distributed as a qualified dividend. The aggregate amount reported as a qualified dividend by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days as well as satisfy certain other requirements in order to be eligible to claim the dividends received deduction.
The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year’s dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.
The maximum individual rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. The aggregate amount reported as qualified dividend income by a Fund cannot exceed the aggregate amount of eligible dividends received by such Fund from domestic corporations and certain qualified foreign corporations for the taxable year. Qualified dividend income will be limited if the shares with respect to which the dividends are received are deemed to have been held less than 61 days. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Fund shareholder would also have to satisfy a more than 60-day holding period as well as certain other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are held as capital assets in the shareholder’s hands, and will be taxable to shareholders, respectively, as long-term capital gain or loss if the shares had been held for more than one year at the time of sale or redemption. Capital gain or loss on shares held as capital assets for less than one year generally will be taxable to shareholders , respectively, as short-term capital gain or loss. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule generally applies in circumstances when shares of the Fund are disposed of within 90 days after the date they were purchased and new shares in a regulated investment company are acquired before January 31 of the calendar year following the calendar year in which the original shares were disposed of without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.
Cost Basis Reporting-Shares acquired on or after January 1, 2012 are generally considered covered shares. The Funds must report cost basis information to you and the IRS when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing, to use another method. If you wish to choose another default cost basis method for your account you may select among: FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out"). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Funds are not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to their particular circumstances.
Back-up Withholding-Each Fund generally will be required to withhold federal income tax at a rate of 24% (“back-up withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to back-up withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Passive Foreign Investment Companies-Some of the Funds may invest in stocks of foreign companies that are treated under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is treated as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC (i.e., the "mark-to-market election"). If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized. If this election were made, any tax otherwise assessed at the Fund level under the PFIC rules generally would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to be subject to tax annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.
Although not required to do so, it is likely that the Funds will choose to make the mark-to-market election with respect to PFIC stock acquired and held. If this election is made, the Funds may be required to make ordinary dividend distributions to their shareholders based on the Funds’ unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.
Options, Futures, Forward Contracts and Swap Agreements-Certain options, futures contracts, and forward contracts in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.
Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear.
A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the IRS.
The requirements applicable to a Fund’s qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Market Discount-If a Fund acquires a debt security at a price below the lower of the adjusted issue price or the stated redemption price of such debt security, the excess of its stated redemption price at maturity over its acquisition cost constitutes “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” A Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.
Original Issue Discount-Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given taxable year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.
Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).
Uncertain Tax Treatment-The Funds may invest a portion of their net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Constructive Sales-These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.
REITs-A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed as dividends to shareholders if the REITs comply with the Code's requirements.
REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT generally do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on “qualifying dividends.” Distributions in excess of a REIT’s earnings and profits are reported as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be reported as a return of capital.
REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to extend the deadline for issuance of Forms 1099-DIV.
Investment in Taxable Mortgage Pools (Excess Inclusion Income)-Under a notice issued in 2006 by the IRS (the "Notice"), the Code and Treasury regulations to be issued, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit ("REMIC") or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income ("UBTI"), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a REIT. It is unlikely that these rules will apply to a Fund that employs a non-REIT investment strategy.
Foreign Taxation- Income earned and gain realized by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.
The imposition of such taxes will reduce the amount of dividends and distributions paid to the Fund’s shareholders. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. A Fund will notify you if it makes this election.
Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”
Securities Lending-A Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to its stockholders. With respect to any security subject to a securities loan, any (i) amounts received by a Fund in place of dividends earned on a security during the period that such security was not directly held by the Fund may not give rise to either qualified dividend income or income otherwise eligible for the corporate dividends received deduction; and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by such Fund and, therefore, cannot be passed through to stockholders even if the Fund satisfies the requirements described in “Foreign Taxation,” above.
Foreign Currency Transactions-Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options, and similar financial instruments, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Foreign Shareholders-Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Fund shares, and distributions of net long-term capital gains that are reported as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Fund shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.
Certain properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the Non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, no assurance can be given as to whether any of a Fund's distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Fund. In the case shares of Fund shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if a Fund reports the payment as a dividend derived from qualified net interest income or qualified short-term capital gain. Moreover, depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Capital gain distributions from the fund's net long-term capital gains are also generally exempt from U.S. withholding tax.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the Treasury Department of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”) of the Code, a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of a Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate. Foreign shareholders also may be subject to "wash sale" rules intended to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.
The tax consequences, including the applicable rate of taxation and characterization of distributions, to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein, as well as could vary depending upon the foreign shareholder's level of current and prior ownership of Fund shares. Foreign shareholders are urged to consult their own tax advisers and, if holdings Fund shares through intermediaries, their intermediaries, concerning the application of these rules as well as with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.
Other Taxes-The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Depending upon the nature and extent of a Fund’s contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
ORGANIZATION
The Trust’s Declaration of Trust provides for the issuance of shares of beneficial interest in one or more classes or series.
The Trust has authorized the issuance of an unlimited number of shares of beneficial interest and currently issues its shares in six series. The shares of each series of the Trust represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets.
As of the date of this SAI, the Funds each have outstanding four classes of shares. Each class participates proportionately based on its relative NAVs in dividends and distributions and has equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board may designate as class expenses from time to time are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares of each Fund will be fully paid and non-assessable by the Funds. Shares may be exchanged as described under “How to Exchange Shares,” and have such preference, conversion, exchange or preemptive rights as authorized by the Board from time to time and permitted under the Trust's organizational documents and applicable law. Shares are transferable, redeemable and assignable.
On certain matters, such as the election of Trustees, all shares of the series of the Trust vote together. On other matters affecting a particular Fund or class, such as the investment advisory contract or the fundamental policies, only shares of that Fund or class are entitled to vote. With respect to all proposals, except a proposal to elect Trustees, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Trustees, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.
The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by vote cast in person or by proxy at a meeting of shareholders.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT
The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217, acts as custodian for the portfolio securities of the Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
MUFG Investor Services, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, acts as the transfer and dividend-paying agent for each of the Funds pursuant to a Transfer Agency Agreement with the Trust, and acts as the administrative agent for each of the Funds pursuant to a Fund Accounting and Administration Agreement with the Trust, as amended.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Trust's independent registered public accounting firm, Ernst & Young LLP, 1775 Tysons Boulevard, Virginia 22102, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports, prepares the Funds' federal income tax returns, and performs other attestation, auditing, tax and advisory services when engaged to do so by the Trust.
LEGAL COUNSEL
Dechert, LLP, 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the Trust.
FINANCIAL STATEMENTS
The audited financial statements of the Funds, which are contained in the Funds’ annual report for the most recently completed fiscal year, are incorporated herein by reference. A copy of the Annual Report is provided to every person requesting the SAI.
Family of Funds, for disclosure purposes in this Statement of Additional Information, include—series of Transparent Value Trust: Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Market Fund, Guggenheim RBP® Large-Cap Value Fund, Guggenheim Directional Allocation Fund; Guggenheim Funds Trust; the Rydex Series Funds; and the Rydex Dynamic Funds.

APPENDIX A – DESCRIPTION OF RATINGS
DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc. —
Aaa. Bonds which are rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa. Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and subject to moderate credit risk and as such may possess certain speculative characteristics. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba. Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B. Bonds which are rated B are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa. Bonds which are rated Caa are judged to be speculative of poor standing and are subject to very high credit risk. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca. Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Such issues are often in default or have other marked shortcomings.
C. Bonds which are rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of its generic rating category.
Standard & Poor’s Corporation —
AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meets its financial commitments on the obligation is extremely strong.
AA. Bonds rated AA have a very strong capacity to meet its financial commitments and differs from the highest-rated obligations only to a small degree.
A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.
BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meets its financial commitments on the obligation.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
C. The rating C is highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

702 King Farm Blvd. Suite 200 • Rockville, Maryland 20850 • www.guggenheiminvestments.com

RBP-SAI-0519x0120